 As filed with the Securities and Exchange Commision on February 28, 2001



Investment Company Act File No. 811-7840; Securities Act File No. 33-65632


                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                    POST-EFFECTIVE AMENDMENT No. 14 [X]

                                   and/or
        REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 16 [X]

                             SCHRODER SERIES TRUST
                    787 Seventh Avenue, New York, New York 10019
                                (212) 492-6000


                               Carin Muhlbaum, Esq.
            Schroder Investment Management North America Inc.
                       787 Seventh Avenue, 34th Floor
                           New York, New York 10019


                                Copies to:

                             Julie Tedesco, Esq.
                     State Street Bank and Trust Company
                             P.O. Box 1713
                      Boston, Massachusetts 02105-1713


                           Timothy W. Diggins, Esq.
                                Ropes & Gray
                           One International Place
                      Boston, Massachusetts 02110-2624


 It is proposed that this filing will become effective (check appropriate box):
 [X]  Immediately upon filing pursuant   [_]  On (date) pursuant to paragraph
      to paragraph (b)                        (b)
 [_]  60 days after filing pursuant      [_]  On (date) pursuant to
      to paragraph (a)(1)                     paragraph (a)(1)
 [_]  75 days after filing pursuant      [_]  On (date) pursuant to paragraph
      to paragraph (a)(2)                     (a)(2) of Rule 485.

If appropriate, check the following box:
 [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC As soon as practicable after this registration statement becomes effective.

[LOGO]

--------------------------------------------------------------------------------

PROSPECTUS

MARCH 1, 2001

SCHRODER MUTUAL FUNDS
INVESTOR SHARES


This Prospectus describes nine mutual funds offered by Schroder Capital Funds (Delaware) and Schroder Series Trust (each a "Trust"). Schroder Investment Management North America Inc. ("Schroder") manages the Funds.



    SCHRODER EMERGING MARKETS FUND seeks long-term capital appreciation. The Fund invests primarily in equity securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.



    SCHRODER INTERNATIONAL FUND seeks long-term capital appreciation through investment in securities markets outside the United States.


    SCHRODER INTERNATIONAL SMALLER COMPANIES FUND seeks long-term capital appreciation through investment in securities markets outside the United States. The Fund invests primarily in equity securities of companies with market capitalizations of $2.2 billion or less.


    SCHRODER MIDCAP VALUE FUND seeks long-term capital appreciation. The Fund invests primarily in equity securities of mid-cap companies (companies with market capitalizations of between $1 and $10 billion).



    SCHRODER SMALL CAPITALIZATION VALUE FUND seeks capital appreciation. The Fund invests primarily in equity securities of companies with small market capitalizations (generally less than $2.2 billion).



    SCHRODER TOTAL RETURN FIXED INCOME FUND seeks maximum long-term total return consistent with preservation of capital.



    SCHRODER ULTRA FUND (formerly, SCHRODER MICRO CAP FUND) seeks long-term capital appreciation. The Fund typically invests in a diversified portfolio of securities Schroder believes have the potential for long-term capital appreciation, including aggressive investments in smaller companies. (Shares of Schroder Ultra Fund are not currently being offered to the public generally, and may be purchased only by existing shareholders and by employees of Schroder Investment Management North America Inc. and its affiliates.)



    SCHRODER U.S. LARGE CAP EQUITY FUND (formerly, SCHRODER U.S. DIVERSIFIED GROWTH FUND) seeks growth of capital. The Fund invests in equity securities of companies in the United States.



    SCHRODER U.S. SMALLER COMPANIES FUND seeks capital appreciation. The Fund invests in equity securities of issuers domiciled in the United States with market capitalizations of $2.2 billion or less.



You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family.


This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                    PAGE
                                                --------
SUMMARY INFORMATION............................        3

  Schroder Emerging Markets Fund...............        3

  Schroder International Fund..................        5

  Schroder International Smaller Companies
  Fund.........................................        7

  Schroder MidCap Value Fund...................        8

  Schroder Small Capitalization Value Fund.....       10

  Schroder Total Return Fixed Income Fund......       11

  Schroder Ultra Fund..........................       13

  Schroder U.S. Large Cap Equity Fund..........       16

  Schroder U.S. Smaller Companies Fund.........       17

FEES AND EXPENSES..............................       18

OTHER INVESTMENT STRATEGIES AND RISKS..........       20

MANAGEMENT OF THE FUNDS........................       28

HOW THE FUNDS' SHARES ARE PRICED...............       30

HOW TO BUY SHARES..............................       30

HOW TO SELL SHARES.............................       32

EXCHANGES......................................       34

DIVIDENDS AND DISTRIBUTIONS....................       34

TAXES..........................................       35

FINANCIAL HIGHLIGHTS...........................       36

ACCOUNT APPLICATION............................      A-1

SUMMARY INFORMATION

The Funds offered by Schroder Capital Funds (Delaware) and Schroder Series Trust provide a broad range of investment choices. This summary identifies each Fund's investment objective, principal investment strategies, and principal risks.


The summary for each Fund includes a bar chart that shows how the investment returns of that Fund's Investor Shares have varied from year to year by setting forth returns for each full calendar year since the Fund commenced operations. The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund (as applicable), compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns and comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds.



SCHRODER EMERGING MARKETS FUND



- INVESTMENT OBJECTIVE. To seek long-term capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remaining 35% of its assets in securities of issuers located anywhere in the world. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



  The Fund invests primarily in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in the Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong SAR, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. Schroder has determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered as an emerging market country for purposes of the Fund's eligible investments. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund normally will invest in at least three countries other than the United States.



  The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.



  The Fund also may do the following:



     - Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.



     - Invest up to 35% of its assets in debt securities, including lower quality, high yielding debt securities (sometimes referred to as "high yield" or "junk" bonds), which entail certain risks.

     - Invest up to 5% of its assets in sovereign debt securities that are in default.



- PRINCIPAL RISKS.



     - EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies and involve certain special risks associated with smaller capitalization companies.



     - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.



     - GEOGRAPHIC CONCENTRATION. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.



     - NON-DIVERSIFIED MUTUAL FUND. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.



     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.



     - FIXED-INCOME SECURITIES. The Fund may invest in fixed-income securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).



     - HIGH-YIELD/JUNK BONDS. Securities rated below investment grade ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

               SCHRODER EMERGING MARKETS FUND -- INVESTOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END  ANNUAL RETURN
1998                     -16.53%
1999                      79.87%
2000                     -33.91%


During the periods shown above, the highest quarterly return was 29.54% for the quarter ended June 30, 1999, and the lowest was -21.26% for the quarter ended June 30, 1998.



                                                                                     LIFE OF FUND
  AVERAGE ANNUAL TOTAL RETURNS                                        ONE               (SINCE
  (FOR PERIODS ENDED DECEMBER 31, 2000)                               YEAR            10/31/97)
  Schroder Emerging Markets Fund                                         -33.91%             -0.09%
  Morgan Stanley Capital International Emerging Markets Free
  Index*                                                                 -30.61%             -4.05%



* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America, and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent the MSCI EMF Index (ex-Malaysia).


SCHRODER INTERNATIONAL FUND

- INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United States, and will invest in securities of companies domiciled in at least three countries other than the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

  The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.

  The Fund invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

  The Fund also may do the following:

     - Invest in securities of issuers domiciled or doing business in "emerging market" countries.

     - Invest in securities of closed-end investment companies that invest primarily in foreign securities.

- PRINCIPAL RISKS.

     - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

     - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.


     - EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.


                 SCHRODER INTERNATIONAL FUND -- INVESTOR SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END  ANNUAL RETURN
1991                       4.62%
1992                      -4.01%
1993                      45.72%
1994                      -0.27%
1995                      11.57%
1996                       9.93%
1997                       3.34%
1998                      13.52%
1999                      30.99%
2000                      -2.29%


During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -13.99% for the quarter ended September 30, 1998.



  AVERAGE ANNUAL TOTAL RETURNS                                      ONE              FIVE       TEN
  (FOR PERIODS ENDED DECEMBER 31, 2000)                            YEAR             YEARS      YEARS
  Schroder International Fund                                          -2.29%       10.54%     10.39%

  Morgan Stanley Capital International EAFE Index*                    -14.11%        7.23%      8.41%


* The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND


- INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of smaller companies (with market capitalizations of $2.2 billion or less at the time of investment) domiciled outside the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

  In selecting investments for the Fund, Schroder considers a number of factors, including the company's potential for long-term growth, financial condition, sensitivity to cyclical factors, the relative value of the company's securities (compared to that of other companies and to the market as a whole), and the extent to which the company's management owns equity in the company. The Fund will invest in securities of issuers domiciled in at least three countries other than the United States, and may, although it does not currently, invest in the securities of issuers domiciled or doing business in emerging market countries. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

  The Fund invests in small capitalization companies that Schroder believes offer the potential for capital growth. In doing so, Schroder considers, among other things, an issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages.

  The Fund also may do the following:

     - Invest in closed-end investment companies that invest primarily in foreign securities.

     - Invest in securities of issuers domiciled or doing business in emerging market countries.

- PRINCIPAL RISKS.

     - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

     - SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

     - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

        SCHRODER INTERNATIONAL SMALLER COMPANIES FUND -- INVESTOR SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END  ANNUAL RETURN
1997                     -14.13%
1998                      25.98%
1999                      90.29%
2000                      -2.68%


During the periods shown above, the highest quarterly return was 26.32% for the quarter ended December 31, 1999, and the lowest was -15.41% for the quarter ended September 30, 1998.



  AVERAGE ANNUAL TOTAL RETURNS                                           ONE              LIFE OF FUND
  (FOR PERIODS ENDED DECEMBER 31, 2000)                                 YEAR             (SINCE 11/4/96)
  Schroder International Smaller Companies Fund                             -2.68%           17.95%

  Salomon Smith Barney Extended Market Index (EPAC)*                       -11.10%            2.58%



* The Salomon Smith Barney Extended Market Index (Europe Pacific Basin Countries) (EMI EPAC) is an unmanaged index representing the portion of the Salomon Smith Barney Broad Market Index related to companies with small index capitalization in approximately 22 European and Pacific Basin countries. The Salomon Smith Barney EMI EPAC represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country.



SCHRODER MIDCAP VALUE FUND



- INVESTMENT OBJECTIVE. To seek long-term capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its assets in equity securities of mid-cap companies -- companies with market capitalizations of between $1 billion and $10 billion. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.



  Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.



- PRINCIPAL RISKS.



     - MID-CAP COMPANIES. The Fund invests primarily in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies (though often less so than small companies). Like small companies (although often to a lesser degree), mid-cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the price of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about mid-cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.



     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.



     - VALUE SECURITIES. A principal strategy of the Fund is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects proves wrong or is not recognized by the market, the price of its securities may decline or may not approach the value that Schroder anticipates.



                 SCHRODER MIDCAP VALUE FUND -- INVESTOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END  ANNUAL RETURN
1998                       2.19%
1999                       8.26%
2000                      18.22%


During the periods shown above, the highest quarterly return was 24.25% for the quarter ended December 31, 1998, and the lowest was -22.19% for the quarter ended September 30, 1998.



  AVERAGE ANNUAL TOTAL RETURNS                                      ONE           LIFE OF FUND
  (FOR PERIODS ENDED DECEMBER 31, 2000)                            YEAR          (SINCE 8/1/97)
  Schroder MidCap Value Fund                                      18.22%             10.33%

  Standard & Poor's Midcap 400 Index*                             17.51%             17.00%

  Russell Midcap Value Index**                                    19.18%              9.36%



 * The Standard & Poor's Midcap 400 Index is a market weighted composit index of 400 stocks in the middle capitalization sector of the U.S. equity market.



** The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.



   The Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index {the smallest 800 stocks of the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

SCHRODER SMALL CAPITALIZATION VALUE FUND



- INVESTMENT OBJECTIVE. To seek capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its assets in equity securities of companies with small market capitalizations (generally less than $2.2 billion). The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.



  Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.



- PRINCIPAL RISKS.



     - SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the price of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.



     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.



     - VALUE SECURITIES. A principal strategy of the Fund is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects proves wrong or is not recognized by the market, the price of its securities may decline or may not approach the value that Schroder anticipates.

          SCHRODER SMALL CAPITALIZATION VALUE FUND -- INVESTOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END  ANNUAL RETURN
1995                      23.39%
1996                      23.91%
1997                      32.13%
1998                      -6.19%
1999                       4.81%
2000                      32.91%


During the periods shown above, the highest quarterly return was 22.24% for the quarter ended June 30, 1999, and the lowest was -19.42% for the quarter ended September 30, 1998.



  AVERAGE ANNUAL TOTAL RETURNS                              ONE              FIVE             LIFE OF FUND
  (FOR PERIODS ENDED DECEMBER 31, 2000)                    YEAR              YEARS           (SINCE 2/16/94)
  Schroder Small Capitalization Value Fund                     32.91%            16.43%          14.29%

  Russell 2000 Index*                                          -3.02%            10.31%          10.63%

  Russell 2000 Value Index*                                    22.83%            12.60%          13.47%



 * The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.



   The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.



   The Russell 2000 Value Index measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth values.



SCHRODER TOTAL RETURN FIXED INCOME FUND
(FORMERLY, SCHRODER INVESTMENT GRADE INCOME FUND)



- INVESTMENT OBJECTIVE. To seek maximum long-term total return consistent with preservation of capital.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its assets in fixed-income securities that are of "investment grade" quality. To be considered "investment grade" quality, the securities must be rated (at the time of investment) in one of the four highest grades by Moody's Investors Service, Inc. or Standard and Poor's Ratings Services, or determined by Schroder to be of comparable quality.



  The Fund normally expects to invest in U.S. Government securities and in a variety of other fixed-income securities, including corporate debt securities, preferred stocks, and money market instruments. The Fund may invest up to 20% of its assets in debt securities denominated in currencies other than the U.S. dollar, including up to 10% of its assets in securities of developing or emerging market countries and of private issuers in those countries (which may also be denominated in currencies other than the U.S. dollar). These include securities of issuers that are organized or operate principally in an emerging market country.



  The Fund may invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, and in other types of asset-backed securities. In addition, the Fund may buy or sell a variety of derivative and related instruments with respect to fixed-income securities, indices and interest rates for risk management or investment purposes. These may include short sales, options, futures contracts, and options on futures contracts.



  The Fund may trade its portfolio securities actively to take advantage of perceived inefficiencies in the fixed-income markets based on Schroder's research and analyses regarding market sectors, individual issuers, and market conditions. The Fund's active trading strategy may lead to high levels of portfolio turnover, which may involve higher Fund expenses and tax liability for shareholders.



  The Fund will normally maintain an average portfolio duration of between three and seven years. Portfolio duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity", and is used to determine the sensitivity of a security's price to changes in interest rates.



  The Fund may also do the following:



     - Invest up to 35% of its assets in debt securities rated below investment grade quality (sometimes referred to as "high-yield" or "junk" bonds).



- PRINCIPAL RISKS.



     - FIXED-INCOME SECURITIES. The Fund's investments in fixed-income securities are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risk (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).



     - HIGH-YIELD/JUNK BONDS. Securities rated below investment grade lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.



     - MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES. The Fund is subject to the risks associated with investments in mortgage-backed securities, including risks related to unscheduled prepayment on the mortgages underlying the securities. The Fund's investments in other types of asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.



     - DERIVATIVES/SHORT SALES. The Fund is subject to the risks associated with investments in derivative instruments and short sales, including the risk that a derivative instrument or short sale may not work as intended due to unanticipated developments in market conditions or other causes, or that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at a particular time or at an acceptable price.



     - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.



     - EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries economies, currencies and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies and involve certain special risks associated with smaller capitalization companies.



     - ACTIVE TRADING STRATEGY. The Fund is also subject to the risk that Schroder's active trading strategy will not be successful, which depends greatly on Schroder's ability to analyze and identify inefficiencies accurately in fixed-income markets, sectors and issuers, and to predict market movements generally.



          SCHRODER TOTAL RETURN FIXED INCOME FUND -- INVESTOR SHARES+


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END  ANNUAL RETURN
1995                      18.31%
1996                       2.04%
1997                       8.23%
1998                       7.79%
1999                      -1.92%
2000                      10.50%


During the periods shown above, the highest quarterly return was 6.50% for the quarter ended June 30, 1995, and the lowest was -2.21% for the quarter ended March 31, 1996.



  AVERAGE ANNUAL TOTAL RETURNS                              ONE            FIVE           LIFE OF FUND
  (FOR PERIODS ENDED DECEMBER 31, 2000)                    YEAR            YEARS         (SINCE 2/22/94)
  Schroder Total Return Fixed Income Fund                      10.50%      5.23%              5.68%

  Lehman Brothers Aggregate Bond Index*                        11.63%      6.45%              6.82%



* The Lehman Brothers Aggregate Bond Index is a composite index which measures the total universe of investment grade fixed-income securities in the U.S., including government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds, all with maturities greater than one year.



+ Effective August 14, 2000, the Fund changed its name and its investment objective and principal investment strategies; the performance results shown in the bar chart and table above would not necessarily have been achieved under the Fund's current investment objective and policies.



The yield on the Fund's Investor Shares for the 30-day period ended January 31, 2001 was 6.88%. Please call the Trust at (800) 464-3108 for more recent yield information for the Fund.



SCHRODER ULTRA FUND
(FORMERLY, SCHRODER MICRO CAP FUND)



SHARES OF SCHRODER ULTRA FUND ARE NOT CURRENTLY BEING OFFERED TO THE PUBLIC GENERALLY, AND MAY BE PURCHASED ONLY BY EXISTING SHAREHOLDERS AND BY EMPLOYEES OF SCHRODER AND ITS AFFILIATES. SCHRODER MAY RECOMMEND AT ANY TIME THAT A MORE GENERAL OFFERING OF THE FUND'S SHARES BE RESUMED.



- INVESTMENT OBJECTIVE. Long-term capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund typically invests in a diversified portfolio of securities Schroder believes have the potential for long-term capital appreciation, including aggressive investments in smaller companies. Under current market conditions, Schroder expects that the Fund will invest a substantial portion of its assets in securities of companies with market capitalizations of $500 million or less

  (sometimes referred to as "micro cap" companies). The Fund may invest in a variety of equity securities including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



  Schroder seeks to identify securities of companies that it believes offer the potential for long-term capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, companies that have gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in securities of small, unseasoned companies, as well as securities of more established companies.



  The Fund has an active trading strategy which may lead to high levels of portfolio turnover and correspondingly higher Fund expenses and tax liability for shareholders.



  The Fund also may do the following:



     - Purchase securities of a company in the company's initial public offering of securities.



     - Engage in a variety of transactions involving the use of options and futures contracts, including index options and index futures contracts, primarily for hedging purposes.



     - Sell securities short and then borrow those same securities from a broker or other institution to complete the sale (a "short sale").



     - Invest, to a limited degree, in non-convertible debt securities, when Schroder believes that such investments are warranted to achieve the Fund's investment objective.



     - Invest in closed-end investment companies that invest primarily in micro cap securities.



- PRINCIPAL RISKS.



     - SMALL COMPANIES. The Fund invests a substantial portion of its assets in micro cap companies, and is therefore particularly sensitive to the risks associated with small companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earning potential or assets.



     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.



     - INITIAL PUBLIC OFFERINGS (IPOS). The Fund may purchase securities of companies in initial public offerings of their securities. Such investments are subject generally to the risks described above under "Small Companies." Such securities have no trading history, and information about such companies may be available for very limited periods. Only a small portion of the securities being offered in an initial public offering may be made available to the Fund, which may be less than the Fund might otherwise wish to buy. Under certain market conditions, very few, if any, companies may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile. During the periods covered in the bar chart and table below, the Fund invested in a significant number of IPOs.

     - DERIVATIVES/SHORT SALES. The Fund is subject to the risks associated with investments in derivative instruments and short sales, including the risk that a derivative instrument or short sale may not work as intended due to unanticipated developments in market conditions or other causes, or that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at a particular time or at an acceptable price.



                    SCHRODER ULTRA FUND -- INVESTOR SHARES+


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END  ANNUAL RETURN
1998                      63.04%
1999                      94.92%
2000                     147.70%


During the periods shown above, the highest quarterly return was 41.64% for the quarter ended March 31, 2000, and the lowest was -2.85% for the quarter ended September 30, 1998.



  AVERAGE ANNUAL TOTAL RETURNS                                      ONE        LIFE OF FUND
  (FOR PERIODS ENDED DECEMBER 31, 2000)                            YEAR      (SINCE 10/15/97)
  Schroder Ultra Fund                                             147.70%             94.55%

  Russell 2000 Index*                                              -3.02%              2.59%



* The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.



+ Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the performance results shown in the bar chart and table above would not necessarily have been achieved under the Fund's current policies.

SCHRODER U.S. LARGE CAP EQUITY FUND
(FORMERLY, SCHRODER U.S. DIVERSIFIED GROWTH FUND)



- INVESTMENT OBJECTIVE. To seek growth of capital.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all of its assets in equity securities of companies in the United States. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks. The Fund normally invests in securities of companies with market capitalizations of more than $5 billion (at the time of investment).



  The Fund may invest in companies that Schroder believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by Schroder.



- PRINCIPAL RISKS.



     - EQUITY SECURITIES. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.



             SCHRODER U.S. LARGE CAP EQUITY FUND -- INVESTOR SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END  ANNUAL RETURN
1991                      38.28%
1992                      15.23%
1993                      12.50%
1994                      -5.21%
1995                      28.03%
1996                      21.48%
1997                      23.33%
1998                      21.94%
1999                      30.91%
2000                      -5.84%


During the periods shown above, the highest quarterly return was 26.48% for the quarter ended December 31, 1998, and the lowest was -15.40% for the quarter ended September 30, 1998.



  AVERAGE ANNUAL TOTAL RETURNS                                      ONE              FIVE       TEN
  (FOR PERIODS ENDED DECEMBER 31, 2000)                            YEAR             YEARS      YEARS
  Schroder U.S. Large Cap Equity Fund                                  -5.84%       17.63%     17.23%

  Standard & Poor's 500 Index*                                         -9.11%       18.31%     17.45%



* The Standard & Poor's 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

SCHRODER U.S. SMALLER COMPANIES FUND


- INVESTMENT OBJECTIVE. To seek capital appreciation.


- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies in the United States that have (at the time of investment) market capitalizations of $2.2 billion or less. The Fund also may invest in equity securities of larger companies and in debt securities, if Schroder believes such investments are consistent with the Fund's investment objective. The Fund invests in a variety of equity securities including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

  In selecting investments for the Fund, Schroder seeks to identify securities of companies with strong management that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. The Fund intends to invest no more than 25% of its total assets in securities of small companies that, together with their predecessors, have been in operation for less than three years.

- PRINCIPAL RISKS.

     - SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.

            SCHRODER U.S. SMALLER COMPANIES FUND -- INVESTOR SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR END  ANNUAL RETURN
1994                       4.45%
1995                      49.08%
1996                      22.29%
1997                      26.86%
1998                      -9.23%
1999                      13.10%
2000                      31.22%


During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended September 30, 1998.



  AVERAGE ANNUAL TOTAL RETURNS                                    ONE              FIVE      LIFE OF FUND
  (FOR PERIODS ENDED DECEMBER 31, 2000)                          YEAR             YEARS     (SINCE 8/6/93)
  Schroder U.S. Smaller Companies Fund                               31.22%       15.88%        19.09%

  Russell 2000 Index*                                                -3.02%       10.31%        11.55%


* The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):

Maximum Sales Load Imposed on Purchases.....................  None
Maximum Deferred Sales Load.................................  None
Maximum Sales Load Imposed on Reinvested Dividends..........  None
Redemption Fee:
  Schroder International Fund...............................  2.00%(1)
  All other Funds...........................................  None
Exchange Fee................................................  None

(1) Shares of Schroder International Fund held for three months or less are subject to a redemption fee of 2.00%. The fee applies only to shares of the Fund purchased on or after November 1, 2000.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets):

                                                                                                 SCHRODER
                                                     SCHRODER                      SCHRODER       TOTAL                 SCHRODER
                       SCHRODER                    INTERNATIONAL    SCHRODER        SMALL         RETURN               U.S. LARGE
                       EMERGING      SCHRODER         SMALLER        MIDCAP     CAPITALIZATION    FIXED     SCHRODER      CAP
                        MARKETS    INTERNATIONAL     COMPANIES       VALUE          VALUE         INCOME     ULTRA       EQUITY
                         FUND          FUND            FUND           FUND           FUND          FUND       FUND        FUND
                       ---------   -------------   -------------   ----------   --------------   --------   --------   ----------
Management Fees(1)...      1.25%         0.70%           1.10%         0.90%         0.95%          0.50%      1.50%       0.75%
Distribution (12b-1)
 Fees................      None          None            None          None          None           None       None        None
Other Expenses(1)....      1.10          0.44            1.22          1.69          0.49           0.75       0.56        0.80
                        -------       -------         -------       -------          ----        -------    -------     -------
Total Annual Fund
 Operating
 Expenses............      2.35          1.14            2.32          2.59          1.44           1.25       2.06        1.55
Fee Waiver and/ or
 Expense
 Limitation..........      0.65(2)       0.15(2)         0.82(2)       1.24(2)        N/A           0.75(2)    0.06(2)     0.25(2)
                        -------       -------         -------       -------          ----        -------    -------     -------
Net Expenses.........      1.70(2)       0.99(2)         1.50(2)       1.35(2)       1.44           0.50(2)    2.00(2)     1.30(2)


                         SCHRODER
                       U.S. SMALLER
                        COMPANIES
                           FUND
                       ------------
Management Fees(1)...       0.75%
Distribution (12b-1)
 Fees................
Other Expenses(1)....       0.43
                         -------
Total Annual Fund
 Operating
 Expenses............       1.18
Fee Waiver and/ or
 Expense
 Limitation..........        N/A
                         -------
Net Expenses.........       1.18



(1) Management Fees for each Fund include all fees payable to Schroder and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to State Street Bank and Trust Company, and those fees are included under "Other Expenses."


(2) The Net Expenses shown for the noted Funds reflect the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 2001, on the Total Annual Fund Operating Expenses of the Funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Fund Operating Expenses remain the same as those set forth on the previous page (absent the noted Fee Waiver and/or Expense Limitation). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Schroder Emerging Markets Fund*                                 $241       $742      $1,268     $2,710
Schroder International Fund*                                    $117       $364      $  631     $1,392
Schroder International Smaller Companies Fund*                  $238       $732      $1,253     $2,679
Schroder MidCap Value Fund*                                     $265       $815      $1,391     $2,953
Schroder Small Capitalization Value Fund                        $148       $459      $  792     $1,733
Schroder Total Return Fixed Income Fund*                        $128       $400      $  692     $1,527
Schroder Ultra Fund*                                            $211       $652      $1,119     $2,408
Schroder U.S. Large Cap Equity Fund*                            $159       $493      $  850     $1,856
Schroder U.S. Smaller Companies Fund                            $121       $377      $  652     $1,438


* Assuming that each of these Fund's operating expenses remain the same as Net Expenses set forth on the previous page, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:


     Schroder Emerging Markets Fund -- $174, $540, $930, and $2,021.



     Schroder International Fund -- $101, $317, $549, and $1,217.



     Schroder International Smaller Companies Fund -- $154, $477, $824, and $1,801.



     Schroder MidCap Value Fund -- $138, $430, $744, and $1,632.



     Schroder Total Return Fixed Income Fund -- $51, $161, $281, and $633.



     Schroder Ultra Fund -- $205, $633, $1,087, and $2,345.



     Schroder U.S. Large Cap Equity Fund -- $133, $415, $717, and $1,575.

OTHER INVESTMENT STRATEGIES AND RISKS

A Fund may not achieve its objective in all circumstances. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield. It is possible to lose money by investing in the Funds.

RISKS OF INVESTING IN THE FUNDS

     - FOREIGN SECURITIES AND CURRENCIES. Except as otherwise noted in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities. Schroder International, Schroder Emerging Markets, and Schroder International Smaller Companies Funds invest substantial portions of their assets in foreign securities, and Schroder Total Return Fixed Income Fund may invest up to 20% of its assets in such securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

        In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

        If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

        Special tax considerations apply to foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid.

     - EMERGING MARKET SECURITIES. Schroder Emerging Markets, Schroder International, Schroder International Smaller Companies and Schroder Total Return Fixed Income Funds may invest in "emerging markets" securities.


        Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. Schroder Emerging Markets Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of such investments and expose the Fund to the credit risk of its counterparties in trading those investments.


        Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

        Certain Asian markets have experienced devaluation and/or significant volatility during the past several years. To the extent that a Fund focuses its investments in any Asian countries, the Fund's investment performance will be particularly sensitive to political, economic, market, and other factors affecting those countries and issuers in those countries.


     - FIXED-INCOME SECURITIES. To varying extents, all of the Funds may invest in fixed-income securities. Schroder Total Return Fixed Income Fund invests primarily in these securities. Fixed-income securities are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest.

        MARKET (INTEREST RATE) RISK. Market risk associated with an investment by a Fund in fixed-income securities relates to the possibility that interest rates will rise or fall in ways not anticipated by Schroder. Changes in the market values of fixed-income securities are largely an inverse function of changes in the current level of interest rates. During periods of falling interest rates, the values of fixed-income securities generally rise. During periods of rising interest rates, the values of fixed-income securities generally decline. Fluctuations in the market value of a Fund's fixed-income securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value.

        When interest rates are falling or remain relatively flat, a fixed-income portfolio with a longer average maturity or duration will generally outperform portfolio with a shorter maturity or duration. On the other hand, when interest rates are rising, a portfolio with a shorter average maturity or duration will generally outperform a portfolio with a longer maturity or duration. In general, fixed-income portfolios with longer average maturities or durations have a greater potential for total return, but are also subject to greater levels of market risk and price volatility than those with shorter maturities or durations.

        Depending upon Schroder's current investment outlook and strategy, the average duration of Schroder Total Return Fixed Income Fund may be relatively long at times, in which case that Fund would be subject to relatively high levels of market risk and price volatility.

        CREDIT RISK. Credit risk associated with fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A portfolio of fixed-income securities is subject to some degree of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the portfolio's share price and income level. Nearly all fixed-income securities are subject to some credit risk, whether the issuers of the securities are corporations, states, local governments, or foreign governments. Even certain U.S. Government securities are subject to credit risk. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Schroder will monitor the investment to determine whether keeping the security will help to achieve the Fund's investment objective.

        Schroder Total Return Fixed Income Fund invests primarily in a portfolio of higher-rated fixed-income securities which involve a lesser degree of credit risk than lower quality securities. However, the yield available from that Fund is generally lower than the yields available from fixed-income funds that invest primarily in lower quality securities.

     - HIGH-YIELD/JUNK BONDS. To varying extents, all of the Funds, with the exception of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, may invest in securities rated below investment grade, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Rating Services (or, if they are unrated, determined by Schroder to be of comparable quality). See the Statements of Additional Information for the Funds for further descriptions of securities ratings assigned by

        Moody's and Standard and Poor's. Lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. This would likely make the values of lower-rated securities held by a Fund more volatile than those of higher-rated securities, and could limit a Fund's ability to liquidate its securities.


     - MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES. Schroder Total Return Fixed Income Fund may invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, and in other types of asset-backed securities. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holder of the mortgage-backed securities. The Fund's investment in mortgage-backed securities may involve special risks relating to unscheduled prepayment on the mortgages underlying the securities. Prepayments of principal and interest on mortgages underlying mortgage-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans, and may significantly shorten the durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the durations of such securities.


        Mortgage-backed securities may offer yields higher than those available from many other types of debt securities, but they are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. These prepayments would have to be reinvested at the then-prevailing lower rates. As a result, the Fund's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates. Other types of asset-backed securities are subject to risks similar to those of mortgage-backed securities, including interest rate and prepayment risks.

     - DERIVATIVE INSTRUMENTS. To the extent permitted by a Fund's investment policies as set forth in this Prospectus or in the Funds' Statements of Additional Information, a Fund may buy or sell a variety of "derivative" instruments (for example, options, futures, or indices) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

     - SHORT SALES. All of the Funds, with the exception of Schroder International Fund and Schroder U.S. Large Cap Equity Fund, may sell securities short. Schroder Emerging Markets Fund may only engage in short sales if that Fund owns, or has the right to obtain, securities equivalent in kind and amount to any securities sold short (short sales "against the box"). A Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when Schroder anticipates that the price of the security will decline or, in the case of

        Schroder Total Return Fixed Income Fund, when Schroder attempts to take advantage of temporary disparities in pricing in the fixed-income securities markets. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security or "close" the short position. Short positions will result in a loss if the market price of the security in question increases between the date when a Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where a Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     - U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.


     - RISKS OF SMALLER CAPITALIZATION COMPANIES. Each of the Funds and, in particular, Schroder Emerging Markets, Schroder International Smaller Companies, Schroder U.S. Smaller Companies, Schroder Ultra, Schroder Small Capitalization Value, and Schroder MidCap Value Funds may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small, and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


OTHER INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times, but are not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

     - FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. A Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

        In particular, a Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

        From time to time, a Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). A Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

        The Funds may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

        A Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of any Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, each Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time.

     - SECURITIES LOANS AND REPURCHASE AGREEMENTS. To the extent permitted by a Fund's investment policies as set forth in the Statements of Additional Information, the Funds may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

     - WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

     - INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund (other than Schroder U.S. Large Cap Equity Fund) may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in another investment company, a Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, a Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.

     - ZERO-COUPON BONDS. Each Fund which may invest in fixed-income securities may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

     - VARIABLE AND FLOATING RATE INSTRUMENTS. Certain obligations purchased by Schroder Total Return Fixed Income Fund may be variable or floating rate instruments and may involve a demand or interest rate reset feature. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par value prior to maturity. When interest rates fall, variable and floating rate instruments generally will not increase in value as much as fixed-rate instruments of similar credit quality, although they will generally lose less value than similarly rated fixed-rate instruments when interest rates rise. When determining the maturity of a variable or floating rate instrument, the Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the stated maturity of the instrument. The absence of an active secondary market for these instruments could make it difficult for the Fund to dispose of them.


     - CHANGES IN INVESTMENT OBJECTIVES AND POLICIES. The investment objective of each of Schroder International Fund, Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Smaller Companies Fund, and Schroder Ultra Fund may not be changed without shareholder approval. The investment policies of each of those Funds may, unless otherwise specifically stated, be changed by the Trustees of Schroder Capital Funds (Delaware) without a vote of the shareholders. The investment objectives and policies of Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, and Schroder Total Return Fixed Income Fund may, unless otherwise specifically stated, be changed by the Trustees of Schroder Series Trust without a vote of the shareholders.


     - PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.


     - PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Funds, on which shareholders may pay tax. Schroder Ultra Fund and Schroder Total Return Fixed Income Fund utilize particularly active trading strategies and may have relatively high portfolio turnover rates (during the fiscal year ended October 31, 2000, Schroder Ultra Fund had a portfolio turnover rate of 725%, and Schroder Total Return Fixed Income Fund had a portfolio turnover rate of 330%). Schroder expects to continue to use active strategies for these Funds in future periods.


     - TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these

        "defensive" strategies, the Fund would invest in high-quality fixed income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

     - OTHER INVESTMENTS. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statements of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

MANAGEMENT OF THE FUNDS

Each Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of each Fund. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.


Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2000, had in the aggregate assets under management of approximately $217 billion.


Subject to the direction and control of Schroder, Schroder Investment Management International Limited (SIMIL), an affiliate of Schroder, serves as subadviser to Schroder International Smaller Companies Fund pursuant to an Investment Subadvisory Agreement among Schroder, SIMIL, and that Fund. SIMIL has been registered as a U.S. investment adviser since 1998 and provides investment management services to U.S. and foreign clients.


     - INVESTMENT ADVISORY FEES. For the fiscal year ended October 31, 2000, SCHRODER EMERGING MARKETS FUND, SCHRODER INTERNATIONAL FUND, SCHRODER INTERNATIONAL SMALLER COMPANIES FUND, SCHRODER U.S. LARGE CAP EQUITY FUND, SCHRODER U.S. SMALLER COMPANIES FUND, SCHRODER ULTRA FUND, AND SCHRODER SMALL CAPITALIZATION VALUE FUND paid investment advisory fees to Schroder at the annual rate of 0.35%, 0.33%, 0.03%, 0.45%, 0.50%,
        1.19% and 0.95%, respectively, of each Fund's average daily net assets. SCHRODER MIDCAP VALUE FUND and SCHRODER TOTAL RETURN FIXED INCOME FUND paid no investment advisory fees during the period, reflecting expense limitations and/or fee waivers in effect during the period.


        The rate of advisory fees indicated above as paid by each Fund, other than Schroder U.S. Smaller Companies Fund and Schroder Small Capitalization Value Fund, reflects expense limitations and/or fee waivers described below.

        Pursuant to the Investment Subadvisory Agreement for Schroder International Smaller Companies Fund, Schroder pays SIMIL a fee at the annual rate of 0.25% of the average daily net assets of that Fund.

     - INVESTMENT ADVISORY FEE BREAKPOINTS. The following Funds have breakpoints included in their contractual advisory fee schedules. The contractual annual fee rate for each of Schroder U.S. Smaller Companies Fund and Schroder International Fund is 0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for Schroder U.S. Large Cap Equity Fund is 0.75% of the Fund's average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million.


     - EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2001 to the extent that each Fund's total operating expenses attributable to its Investor Shares exceed the following annual rates (based on the average daily net assets of each Fund taken separately): SCHRODER INTERNATIONAL FUND -- 0.99%; SCHRODER EMERGING MARKETS FUND -- 1.70%; SCHRODER INTERNATIONAL SMALLER COMPANIES FUND -- 1.50%; SCHRODER U.S. LARGE CAP EQUITY FUND -- 1.50%; SCHRODER U.S. SMALLER COMPANIES FUND -- 1.49%; SCHRODER ULTRA FUND -- 2.00%; SCHRODER SMALL CAPITALIZATION VALUE FUND -- 1.70%; SCHRODER MIDCAP VALUE FUND -- 1.35%; and SCHRODER TOTAL RETURN FIXED INCOME FUND -- 0.50%. Schroder has contractually agreed that the advisory fees paid to it by Schroder International Fund through October 31, 2001 will be limited to 0.45% of the Fund's average daily net assets, and the advisory fees paid to it by Schroder U.S. Large Cap Equity Fund through October 31, 2001 will be limited to 0.50% of the Fund's average daily net assets. Schroder is contractually obligated through October 31, 2001 to waive 0.10% of the advisory fees payable by Schroder International Smaller Companies Fund.

     - PORTFOLIO MANAGERS. Schroder's investment decisions for each of the Funds are generally made by an investment manager or an investment team, with the assistance of an investment committee; all investment decisions for Schroder U.S. Large Cap Equity Fund, Schroder International Smaller Companies Fund and Schroder Emerging Markets Fund are made by investment committees for each asset class. Schroder's emerging markets investment committee consists of investment professionals with specific geographic or regional expertise; as well as members responsible for economic analysis and asset allocation, investment strategy and global stock and sector selection. Schroder's international small cap investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for asset allocation and investment strategy. The following portfolio managers have had primary responsibility for making investment decisions for the noted Funds since the years shown below. Their recent professional experience is also shown.


          FUND               PORTFOLIO MANAGER               SINCE            RECENT PROFESSIONAL EXPERIENCE
------------------------  ------------------------  ------------------------  ------------------------------
Schroder International    Michael Perelstein        1997                      Employed as an investment
Fund                                                                          professional at Schroder since
                                                                              1997. Mr. Perelstein is also
                                                                              Vice President of Schroder
                                                                              Capital Funds (Delaware), and
                                                                              a Director and Senior
                                                                              Investment Officer of
                                                                              Schroder. Prior to joining
                                                                              Schroder, Mr. Perelstein was
                                                                              a Managing Director at
                                                                              MacKay-Shields Financial Corp.
                                                                              from March 1993 to
                                                                              November 1996.

Schroder MidCap Value     Nancy B. Tooke            Inception (1997)          Employed as an investment
Fund                                                                          professional at Schroder and
                                                                              its predecessors since 1989.
                                                                              Ms. Tooke is a Director and an
                                                                              Executive Vice President of
                                                                              Schroder.

Schroder Small            Nancy B. Tooke            Inception (1994)          See above.
Capitalization
Value Fund

Schroder Total Return     Robert C. Michele         1998                      Employed as an investment
Fixed Income Fund                                                             professional at Schroder since
                                                                              1998. Mr. Michele is a
                                                                              Director and Managing Director
                                                                              of Schroder. Prior to joining
                                                                              Schroder, Mr. Michele served
                                                                              as a Managing Director and
                                                                              Porfolio Manager at Black Rock
                                                                              Financial Management from 1995
                                                                              to 1998.

          FUND               PORTFOLIO MANAGER               SINCE            RECENT PROFESSIONAL EXPERIENCE
------------------------  ------------------------  ------------------------  ------------------------------
Schroder Ultra Fund       Ira L. Unschuld           Inception (1997)          Employed as an investment
                                                                              professional at Schroder since
                                                                              1990. Mr. Unschuld is a Vice
                                                                              President of Schroder Capital
                                                                              Funds (Delaware) and a
                                                                              Director and Senior Vice
                                                                              President of Schroder.

Schroder U.S. Smaller     Ira L. Unschuld           1997 (sole manager since  See above.
Companies Fund                                      1998)


HOW THE FUNDS' SHARES ARE PRICED


Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds value their portfolio securities for which market quotations are readily available at market value. Options on indices or exchange-traded fund (ETF) shares shall be valued at the closing mid-market price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value securities and assets for which market values are not ascertainable at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted. Because certain of the securities in which the Funds may invest may trade on days when the Funds do not price their Investor Shares, the net asset value of a Fund's Investor Shares may change on days when shareholders will not be able to purchase or redeem their Investor Shares.


HOW TO BUY SHARES

Through Schroder Fund Advisors Inc., the distributor of the Trusts' shares, each Trust sells Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.


You may purchase shares of each Fund by completing the Account Application included with this Prospectus, and sending payment by check or wire as described below. Additional Account Applications may be obtained from the Funds' transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent" or "BFDS"), at the addresses listed under "Purchases by Check", or by calling (800) 464-3108 between 8:00 a.m. and 6 p.m. (Eastern Time). Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.



Investor Shares of each of the Funds are sold at their net asset value next determined after the applicable Trust receives your order. In order for you to receive the Fund's next determined net asset value, a Trust must receive your order before the close of trading on the New York Stock Exchange.

INVESTMENT MINIMUMS

The minimum investments for initial and additional purchases of Investor Shares of each Fund are as follows:


                                                            INITIAL     ADDITIONAL
                                                           INVESTMENT   INVESTMENTS
                                                           ----------   -----------
    Regular Accounts                                        $10,000       $1,000
    Traditional and Roth IRAs                               $ 2,000       $  250


A Trust may, in its sole discretion, accept smaller initial or subsequent investments. None of the Funds issues share certificates.


Each Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. Each Trust may also change any investment minimum from time to time.


PURCHASES BY CHECK


You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund that you wish to purchase, or, if you wish to purchase shares of multiple Funds, make your check payable to Schroder Mutual Funds. If you are purchasing shares of multiple funds, your check should be accompanied by written instructions as to how the check amount should be allocated among the Funds whose shares you are purchasing. Third-party checks will not be accepted.


For initial purchases, your check must be accompanied by a completed Account Application in proper form. You should direct your check and your completed Account Application as follows:

REGULAR MAIL                                                  OVERNIGHT OR EXPRESS MAIL
------------------------------------------------------------  ------------------------------------
Schroder Mutual Funds                                         Boston Financial Data Services, Inc.
P.O. Box 8507                                                 Attn: Schroder Mutual Funds
Boston, MA 02266                                              66 Brooks Drive
                                                              Braintree, MA 02184

Your payments should clearly indicate the shareholder's name and account number, if applicable.


PURCHASES BY BANK WIRE



If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, BFDS will assign you an account number. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.



Please call BFDS at (800) 464-3108 to give notice that you will be sending funds by wire, and obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:


           State Street Bank and Trust Company
           225 Franklin Street
           Boston, MA 02110
           ABA No.: 011000028
           Attn: Schroder Mutual Funds
           DDA No.: 9904-650-0
           FBO: Account Registration
           A/C: Mutual Fund Account Number
               Name of Fund


Your purchase will not be processed until the wired funds have been received.

AUTOMATIC PURCHASES


You can make regular investments of $100 or more per month or quarter in shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.


OTHER PURCHASE INFORMATION


Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. Investors interested in purchases through exchange should telephone (800) 464-3108.



Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Trusts. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.



If correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the applicable Fund(s), and the checks will be canceled.


HOW TO SELL SHARES

TIMING


You may sell your Investor Shares back to a Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to the Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order, except that shareholders of Schroder International Fund may have a redemption fee deducted from that amount as described below. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. If you hold your shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Shares for which certificates have been issued may not be redeemed by telephone. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. Additional documentation may be required from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.



You will be paid for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Payment for shares is generally sent on the business day after a request is received. Under unusual circumstances, a Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your shares by check, you will not be sent redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

INVOLUNTARY REDEMPTIONS


With regard to shares of Schroder International Fund, Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Smaller Companies Fund, or Schroder Ultra Fund, if, because of your redemptions, your account balance for any of these Funds falls below a minimum amount set by the Trustees (presently $2,000), Schroder Capital Funds (Delaware) may choose to redeem your shares in that Fund and pay you for them. With regard to shares of Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, or Schroder Total Return Fixed Income Fund, if, because of your redemptions, you own fewer shares than a minimum amount (presently 50 shares) of any of these Funds, Schroder Series Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before a Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The applicable Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.


SUSPENSION

A Trust may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted or the Exchange is closed; (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.


REDEMPTIONS IN KIND



Each Trust has agreed to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. The Trusts do not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.


GENERAL

If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.


In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the applicable Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.


REDEMPTION FEE -- SCHRODER INTERNATIONAL FUND


Schroder International Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The redemption fee applies only to Fund shares purchased on or after November 1, 2000. To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i) the initial cost of the shares redeemed and (ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.


For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order:
(i) from shares of the Fund acquired prior to November 1, 2000; (ii) from shares of the Fund purchased through the reinvestment of dividends and distributions paid by the Fund; and (iii) from all other shares of the Fund, on a first-purchased, first-redeemed basis. Only shares described in clause (iii) above that are redeemed three months or less from their date of purchase will be subject to the redemption fee.

EXCHANGES


You can exchange your shares of the Fund for shares of most other funds in the Schroder family of funds at any time at their respective net asset values, except that exchanges of shares of Schroder International Fund into another Fund may be subject to a redemption fee as described above (such that the exchange would be made at net asset value minus any redemption fee). The exchange would be treated as a sale of your shares and any gain on the exchange may be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please call (800) 464-3108. In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. Each Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension. Because excessive trading can hurt Fund performance, operations and shareholders, each Trust may also limit the amount or number of exchanges or reject any exchange if the applicable Fund or Schroder believes that the investor in question is engaged in "market timing activities", or similar activities that may be harmful to the Fund or its shareholders.


DIVIDENDS AND DISTRIBUTIONS

With the exception of Schroder Total Return Fixed Income Fund, each Fund distributes any net investment income and any net realized capital gain at least annually.


Schroder Total Return Fixed Income Fund declares all of its net income as a dividend each day the Fund is open for business. Dividends are declared each business day to shareholders of record of the Fund at the time of the declaration. You begin earning dividends on the day after the Fund receives payment for your shares. The Fund's net income for Saturdays, Sundays, and holidays is declared as a dividend on the next business day. Each month's dividends will be paid on the last business day of that month. A shareholder of the Fund who withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the date of the withdrawal. This Fund distributes any net realized capital gains at least once a year.


For each of the Funds, distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

    -  Reinvest all distributions in additional Investor Shares of your Fund;

    - Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Investor Shares of your Fund;

    - Receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

    -  Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (which income or gains were thus included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.

TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another Fund) of your shares in the Funds will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders.

Each Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Fund. If the Fund does make such an election, its shareholders would include as gross income in their U.S. federal income tax returns not only (1) distributions received from the Fund but also (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each of the Funds for the past 5 years or since the Fund commenced operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.


For all periods through the fiscal year ended October 31, 1999, the financial highlights presented below for Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, and Schroder Total Return Fixed Income Fund (formerly, "Schroder Investment Grade Income Fund") were audited by Arthur Andersen LLP, the former independent accountants to those Funds. For all other periods and for each of the Funds not named in the previous sentence, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants to the Funds. The audited financial statements for the Funds and the related independent accountants' reports are contained in the applicable Trust's Annual Report and are incorporated by reference into the Trust's Statement of Additional Information. Copies of the Annual Reports may be obtained without charge by writing the applicable Trust at P.O. Box 8507, Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling (800) 464-3108.

SCHRODER EMERGING MARKETS FUND


Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                                 FOR THE YEAR      FOR THE PERIOD       FOR THE YEAR  FOR THE PERIOD
                                                    ENDED               ENDED              ENDED           ENDED
                                               OCTOBER 31, 2000  OCTOBER 31, 1999(A)    MAY 31, 1999  MAY 31, 1998(F)
                                               ----------------  -------------------    ------------  ---------------
Net Asset Value, Beginning of Period               $ 12.18            $ 10.62             $  9.04        $ 10.00
                                                   -------            -------             -------        -------
Investment Operations:(b)
  Net Investment Income (Loss)                       (0.18)             (0.03)               0.03           0.02
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency
   Transactions                                      (0.90)              1.59                1.58          (0.98)
                                                   -------            -------             -------        -------
Total from Investment Operations                     (1.08)              1.56                1.61          (0.96)
                                                   -------            -------             -------        -------
Distributions from:
  Net Investment Income                              (0.12)                --               (0.03)            --
  Net Realized Gain on Investments and
   Foreign Currency Transactions                     (0.49)                --                  --             --
                                                   -------            -------             -------        -------
Total Distributions                                  (0.61)                --               (0.03)            --
                                                   -------            -------             -------        -------
Net Asset Value, End of Period                     $ 10.49            $ 12.18             $ 10.62        $  9.04
                                                   =======            =======             =======        =======
Total Return(c)                                     (10.00)%            14.69%              17.88%         (9.60)%
Ratios and Supplementary Data
Net Assets at End of Period (in thousands)         $31,553             $3,162              $2,218            $18
Ratios to Average Net Assets:(b)
  Expenses including reimbursement/waiver of
   fees                                               1.70%              1.70%(d)            1.65%          1.70%(d)
  Expenses excluding reimbursement/waiver of
   fees                                               2.35%              7.84%(d)           10.74%            --(e)
  Net investment income (loss) including
   reimbursement/waiver of fees                      (0.61)%            (0.59)%(d)           0.51%          1.72%(d)
Portfolio Turnover Rate(g)                             192%               160%                177%            23%



(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.


(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Commencing September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.

(d) Annualized.

(e) Amount is not meaningful due to short period of operations.

(f) The Fund commenced operations on October 31, 1997.


(g) The portfolio turnover rates for the period ending May 31, 1998 and the year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ended October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio, and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.

SCHRODER INTERNATIONAL FUND



Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                       FOR THE YEAR ENDED OCTOBER 31,
                                     -------------------------------------------------------------------
                                        2000          1999          1998          1997         1996(A)
                                     -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of
 Period                                 $17.02        $17.10        $18.37        $20.01        $20.91
                                        ------        ------        ------        ------        ------
Investment Operations:(b)
  Net Investment Income                   0.15          0.07          0.23          0.14          0.15
  Net Realized and Unrealized Gain
   (Loss)
   on Investments and Foreign
   Currency Transactions                  1.24          3.20          0.34          1.31          1.74
                                        ------        ------        ------        ------        ------
Total from Investment Operations          1.39          3.27          0.57          1.45          1.89
                                        ------        ------        ------        ------        ------
Distributions from:
  Net Investment Income                  (0.07)        (0.18)        (0.29)        (0.46)        (0.47)
  Net Realized Gain on Investments
   and Foreign Currency
   Transactions                          (1.60)        (3.17)        (1.55)        (2.63)        (2.32)
                                        ------        ------        ------        ------        ------
Total Distributions                      (1.67)        (3.35)        (1.84)        (3.09)        (2.79)
                                        ------        ------        ------        ------        ------
Net Asset Value, End of Period          $16.74        $17.02        $17.10        $18.37        $20.01
                                        ======        ======        ======        ======        ======
Total Return(c)                           8.02%        21.82%         3.82%         8.33%        10.05%
Ratios and Supplementary Data:
Net Assets at End of Period (in
 thousands)                           $105,363      $157,620      $129,955      $191,219      $202,735
Ratios to Average Net Assets:(b)
  Expenses including reimbursement/
   waiver of fees                         0.99%         0.99%         0.99%         0.99%         0.99%
  Expenses excluding reimbursement/
   waiver of fees                         1.14%         1.06%         1.08%         1.06%         1.04%
  Net investment income including
   reimbursement/waiver of fees           0.54%         0.60%         1.14%         0.67%         0.86%
Portfolio Turnover Rate(d)                 132%           85%           53%           36%           56%



(a) On November 1, 1995, the Fund converted to a master-feeder structure.



(b) From the period November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/ losses of the underlying portfolio, Schroder International Equity Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.



(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements).



(d) The portfolio turnover rates for the years October 31, 1996 through October 31, 1998 represent the turnover of the underlying Portfolio, Schroder International Equity Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                               FOR THE YEAR ENDED OCTOBER 31,           FOR THE
                                             ----------------------------------      PERIOD ENDED
                                                2000        1999        1998      OCTOBER 31, 1997(A)
                                             ----------   ---------   ---------   -------------------
Net Asset Value, Beginning of Period          $ 14.29      $ 9.35      $ 9.22           $10.00
                                              -------      ------      ------           ------
Investment Operations:(b)
  Net Investment Income                         (0.05)       0.06        0.05             0.02
  Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency
   Transactions                                  3.23        5.62        0.60            (0.79)
                                              -------      ------      ------           ------
Total from Investment Operations                 3.18        5.68        0.65            (0.77)
                                              -------      ------      ------           ------
Distributions from:
  Net Investment Income                         (0.01)      (0.04)      (0.01)           (0.01)
  Net Realized Gain on Investments and
   Foreign Currency Transactions                (1.96)      (0.70)      (0.51)              --
                                              -------      ------      ------           ------
Total Distributions                             (1.97)      (0.74)      (0.52)           (0.01)
                                              -------      ------      ------           ------
Net Asset Value, End of Period                $ 15.50      $14.29      $ 9.35           $ 9.22
                                              =======      ======      ======           ======
Total Return(c)                                 22.37%      65.27%       7.88%           (7.73)%
Ratios and Supplementary Data
Net Assets at End of Period (in thousands)    $18,634      $9,836      $4,165           $6,836
Ratios to Average Net Assets:(b)
  Expenses including reimbursement/waiver
   of fees                                       1.50%       1.50%       1.50%            1.50%(d)
  Expenses excluding reimbursement/waiver
   of fees                                       2.32%       2.74%       5.26%            3.93%(d)
  Net investment income including
   reimbursement/waiver of fees                 (0.26)%      0.53%       0.33%            0.21%(d)
Portfolio Turnover Rate(e)                         86%         81%         82%              32%


(a) For the period November 4, 1996 (Commencement of Operations) through October 31, 1997.

(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder International Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.

(d) Annualized.


(e) The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998 represent the turnover of the underlying portfolio, Schroder International Smaller Companies Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

SCHRODER MIDCAP VALUE FUND



Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                         FOR THE YEAR ENDED OCTOBER 31,       PERIOD ENDED
                                       -----------------------------------    OCTOBER 31,
                                         2000         1999         1998         1997(A)
                                       ---------    ---------    ---------    ------------
Net Asset Value at Beginning of
 Period                                $  10.88     $   9.72     $  10.36      $  10.00
Investment Operations:
  Net Investment Loss                    (0.01)           --       (0.01)            --
  Net Realized and Unrealized Gain
   (Loss) on Investments                   2.63         1.16       (0.63)          0.36
                                       --------     --------     --------      --------
Total from Investment Operations           2.62         1.16       (0.64)          0.36
                                       --------     --------     --------      --------
Distributions from:
  Net Investment Income                      --(b)        --           --            --
                                       --------     --------     --------      --------
Total Distributions                          --           --           --            --
                                       --------     --------     --------      --------
Net Asset Value at End of Period       $  13.50     $  10.88     $   9.72      $  10.36
                                       ========     ========     ========      ========
Total Return(e)                           24.11%       11.98%       (6.18)%        3.60%(c)
Ratios & Supplementary Data:
Net Assets at End of Period (in
 thousands)                              $8,161      $11,179      $10,484       $10,066
Ratio to Average Net Assets:
  Expenses including
   reimbursement/waiver of fees            1.35%        1.35%        1.35%         1.35%(d)
  Expenses excluding
   reimbursement/waiver of fees            2.59%        2.28%        2.47%         4.33%(d)
  Net Investment Income                   (0.03)%      (0.03)%      (0.06)%       (0.13)%(d)
Portfolio Turnover Rate                     141%         175%         166%           12%(c)



(a) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.



(b) Amount was less than $0.01 per share.



(c) Not annualized.



(d) Annualized.



(e) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 3 to Schroder Series Trust's financial statements).

SCHRODER SMALL CAPITALIZATION VALUE FUND



Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                   FOR THE YEAR ENDED OCTOBER 31,
                                     -----------------------------------------------------------
                                       2000       1999         1998         1997         1996
                                     ---------  ---------    ---------    ---------    ---------
Net Asset Value at Beginning of
 Period                              $  13.10   $  12.91     $  17.67     $  13.05     $  10.77
Investment Operations:
  Net Investment Income (Loss)          (0.09)     (0.08)       (0.02)       (0.05)       (0.05)
  Net Realized and Unrealized Gain
   (Loss) on Investments                 3.74       0.51        (2.05)        5.65         2.34
                                     --------   --------     --------     --------     --------
Total from Investment Operations         3.65       0.43        (2.07)        5.60         2.29
                                     --------   --------     --------     --------     --------
Distributions from:
  Net Investment Income                    --         --           --           --           --
  Net Realized Capital Gains            (0.57)     (0.24)       (2.69)       (0.98)       (0.01)
                                     --------   --------     --------     --------     --------
Total Distributions                     (0.57)     (0.24)       (2.69)       (0.98)       (0.01)
                                     --------   --------     --------     --------     --------
Net Asset Value at End of Period     $  16.18   $  13.10     $  12.91     $  17.67     $  13.05
                                     ========   ========     ========     ========     ========
Total Return                            28.98%      3.40%      (13.29)%      48.46%       21.17%
Ratios & Supplementary Data:
Net Assets at End of Period (in
 thousands)                           $53,240    $60,206      $67,814      $96,709      $48,614
Ratio to Average Net Assets:
  Expenses including
   reimbursement/waiver of fees          1.44%      1.50%        1.29%        1.32%        1.43%
  Expenses excluding
   reimbursement/waiver of fees          1.44%      1.50%        1.29%        1.32%        1.43%
  Net Investment Income                 (0.39)%    (0.54)%      (0.14)%      (0.36)%      (0.34)%
Portfolio Turnover Rate                   104%       102%          88%          77%          82%

SCHRODER TOTAL RETURN FIXED INCOME FUND*



Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                   FOR THE YEAR ENDED OCTOBER 31,
                                     -----------------------------------------------------------
                                       2000       1999         1998         1997         1996
                                     ---------  ---------    ---------    ---------    ---------
Net Asset Value at Beginning of
 Period                              $   9.06   $  10.00     $   9.77     $   9.70     $   9.93
Investment Operations:
  Net Investment Income                  0.59       0.55         0.54         0.49         0.53
  Net Realized and Unrealized Gain
   (Loss) on Investments                (0.09)     (0.62)        0.23         0.16        (0.11)
                                     --------   --------     --------     --------     --------
Total from Investment Operations         0.50      (0.07)        0.77         0.65         0.42
                                     --------   --------     --------     --------     --------
Distributions from:
  Net Investment Income                 (0.60)     (0.56)       (0.54)       (0.49)       (0.53)
  Net Realized Capital Gains               --      (0.31)          --        (0.09)       (0.12)
                                     --------   --------     --------     --------     --------
Total Distributions                     (0.60)     (0.87)       (0.54)       (0.58)       (0.65)
                                     --------   --------     --------     --------     --------
Net Asset Value at End of Period     $   8.96   $   9.06     $  10.00     $   9.77     $   9.70
                                     ========   ========     ========     ========     ========
Total Return(a)                          5.75%     (0.78)%       8.10%        7.68%        4.38%
Ratios & Supplementary Data:
Net Assets at End of Period (in
 thousands)                           $36,491    $24,957      $28,134      $26,683      $23,708
Ratio to Average Net Assets:
  Expenses including
   reimbursement/waiver of fees          0.67%      0.72%        0.89%        1.12%        1.12%
  Expenses excluding
   reimbursement/waiver of fees          1.25%      1.22%        1.25%        1.33%        1.24%
  Net Investment Income                  6.65%      5.81%        5.47%        5.58%        5.46%
Portfolio Turnover Rate                   330%       301%         113%          44%          69%



(a) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 3 to Schroder Series Trust's financial statements).



 * Formerly, Schroder Investment Grade Income Fund. Effective August 14, 2000, the Fund changed its name, its investment objective and its principal investment strategies. The Fund would not necessarily have achieved the financial results and total returns listed above under its current investment objective and policies.

SCHRODER ULTRA FUND*



Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                       FOR THE YEAR       FOR THE PERIOD      FOR THE YEAR    FOR THE PERIOD
                                          ENDED                ENDED             ENDED             ENDED
                                     OCTOBER 31, 2000   OCTOBER 31, 1999(A)   MAY 31, 1999    MAY 31, 1998(D)
                                     ----------------   -------------------   ------------    ---------------
Net Asset Value, Beginning of
 Period                                   $24.59              $20.18             $14.26          $ 10.00
                                          ------              ------             ------          -------
Investment Operations:
  Net Investment Income (Loss)             (0.11)              (0.06)             (0.13)           (0.04)
  Net Realized and Unrealized Gain
   (Loss) on Investments                   28.83                4.47               8.28             4.50
                                          ------              ------             ------          -------
Total from Investment Operations           28.72                4.41               8.15             4.46
                                          ------              ------             ------          -------
Distributions from:
  Net Investment Income                       --                  --                 --               --
  Net Realized Gain on Investments         (7.12)                 --              (2.23)           (0.20)
                                          ------              ------             ------          -------
Total Distributions                        (7.12)                 --              (2.23)           (0.20)
                                          ------              ------             ------          -------
Net Asset Value, End of Period            $46.19              $24.59             $20.18          $ 14.26
                                          ======              ======             ======          =======
Total Return(b)                           154.40%              21.85%             64.56%           45.41%
Ratios and Supplementary Data:
Net Assets at End of Period (in
 thousands)                              $80,985             $20,596            $14,317           $6,340
Ratios to Average Net Assets:
  Expenses including reimbursement/
   waiver of fees                           2.00%               2.00%(c)           2.00%            2.00%(c)
  Expenses excluding reimbursement/
   waiver of fees                           2.06%               2.53%(c)           3.27%            6.02%(c)
  Net investment income including
   reimbursement/waiver of fees            (0.40)%             (0.73)%(c)         (1.10)%          (0.77)%(c)
Portfolio Turnover Rate                      725%                173%               341%             166%


------------------------


(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.



(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.



(c) Annualized.



(d) The Fund commenced operations on October 15, 1997.



 * Formerly, Schroder Micro Cap Fund. Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the Fund would not necessarily have achieved the financial results and total returns listed above under its current policies.

SCHRODER U.S. LARGE CAP EQUITY FUND(a)



Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                     FOR THE YEAR ENDED OCTOBER 31,
                                     --------------------------------------------------------------
                                        2000         1999         1998         1997         1996
                                     ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of
 Period                                $ 6.73       $ 7.79       $ 9.82       $ 9.76       $ 9.41
                                       ------       ------       ------       ------       ------
Investment Operations:
  Net Investment Income (Loss)          (0.02)       (0.06)       (0.06)       (0.01)        0.04
  Net Realized and Unrealized Gain
   (Loss) on Investments                 1.26         2.00         0.78         2.20         1.62
                                       ------       ------       ------       ------       ------
Total from Investment Operations         1.24         1.94         0.72         2.19         1.66
                                       ------       ------       ------       ------       ------
Distributions from:
  Net Investment Income                    --           --           --        (0.02)       (0.07)
  Net Realized Gain on Investments      (2.68)       (3.00)       (2.75)       (2.11)       (1.24)
  Return of Capital                     (0.34)          --           --           --           --
                                       ------       ------       ------       ------       ------
Total Distributions                     (3.02)       (3.00)       (2.75)       (2.13)       (1.31)
                                       ------       ------       ------       ------       ------
Net Asset Value, End of Period         $ 4.95       $ 6.73       $ 7.79       $ 9.82       $ 9.76
                                       ======       ======       ======       ======       ======
Total Return(b)                         18.73%       30.95%        8.87%       26.49%       19.45%
Ratios and Supplementary Data:
Net Assets at End of Period
 (in thousands)(c)                    $48,327      $14,110      $12,540      $13,861      $17,187
Ratios to Average Net Assets:
  Expenses including reimbursement/
   waiver of fees                        1.40%        1.50%        1.50%        1.50%        1.40%
  Expenses excluding
   reimbursement/waiver of fees          1.55%        1.99%        1.85%        1.68%        1.43%
  Net investment income (loss)
   including reimbursement/waiver
   of fees                              (0.79)%      (0.93)%      (0.71)%      (0.09)%       0.43%
Portfolio Turnover Rate                   195%          87%         209%          44%          57%



(a) The Fund changed its name from "Schroder U.S. Diversified Growth Fund" to "Schroder U.S. Large Cap Equity Fund" effective September 14, 2000.



(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (see Note 3 to Schroder Capital Funds (Delaware)'s financial statements).



(c) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000. See Note 10 to Schroder Capital Funds (Delaware)'s financial statements.

SCHRODER U.S. SMALLER COMPANIES FUND



Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                               FOR THE                                FOR THE     FOR THE YEAR
                                                               PERIOD         FOR THE YEAR ENDED       PERIOD        ENDED
                                            FOR THE YEAR        ENDED               MAY 31,            ENDED      OCTOBER 31,
                                               ENDED         OCTOBER 31,     ---------------------    MAY 31,     ------------
                                          OCTOBER 31, 2000     1999(B)         1999        1998       1997(G)       1996(A)
                                          ----------------   -----------     --------   ----------   ----------   ------------
Net Asset Value, Beginning of Period           $ 12.79         $ 12.80        $14.76      $13.26       $17.23        $15.14
                                               -------         -------        ------      ------       ------        ------
Investment Operations:(c)
  Net Investment Income (Loss)                   (0.08)          (0.03)        (0.09)      (0.06)       (0.02)        (0.06)
  Net Realized and Unrealized Gain
   (Loss) on Investments                          5.30            0.02         (1.84)       2.82         1.88          4.10
                                               -------         -------        ------      ------       ------        ------
Total from Investment Operations                  5.22           (0.01)        (1.93)       2.76         1.86          4.04
                                               -------         -------        ------      ------       ------        ------
Distributions from:
  Net Investment Income                             --              --            --          --           --            --
  Net Realized Gain on Investments                  --              --         (0.03)      (1.26)       (5.83)        (1.95)
                                               -------         -------        ------      ------       ------        ------
Total Distributions                                 --              --         (0.03)      (1.26)       (5.83)        (1.95)
                                               -------         -------        ------      ------       ------        ------
Net Asset Value, End of Period                 $ 18.01         $ 12.79        $12.80      $14.76       $13.26        $17.23
                                               =======         =======        ======      ======       ======        ======
Total Return(d)                                  40.81%          (0.08)%      (13.08)%     21.63%       14.73%        29.35%
Ratios and Supplementary Data:
Net Assets at End of Period
 (in thousands)                                $63,637         $42,177       $47,870     $51,679      $26,104       $13,743
Ratios to Average Net Assets:(c)
  Expenses including
  reimbursement/waiver of fees                    1.18%           1.35%(e)      1.42%       1.37%        1.49%(e)      1.49%
  Expenses excluding
  reimbursement/waiver of fees                    1.18%           1.35%(e)      1.45%       1.37%        1.87%(e)       N/A
  Net investment income (loss) including
  reimbursement/waiver of fees                   (0.55)%         (0.54)%(e)    (0.65)%     (0.51)%      (0.42)%(e)     (0.35)%
Portfolio Turnover Rate(f)                         172%             52%          119%         55%          34%           59%


------------------------


(a) On August 15, 1996, the Fund converted to a master-feeder structure.



(b) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.



(c) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder U.S. Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.



(d) Total returns would have been lower had certain expenses not been limited during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.



(e) Annualized.



(f) The portfolio turnover rates for the periods October 31, 1996 through May 31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.



(g) Effective May 31, 1997, the Fund changed its fiscal year end from October 31 to May 31.

[EDGAR REPRESENTATION OF MAP GRAPHIC OF GLOBAL OFFICE]
 INVESTMENT OFFICES        REPRESENTATIVE OFFICES
Boston                    Toronto
New York                  Bogota
Mexico City               Warsaw
Sao Paulo                 Beijing
Buenos Aires              Shanghai
Cape Town                 Manila
London
Zurich
Bangkok
Kuala Lumpur
Singapore
Jakarta
Seoul
Tokyo
Taipei
Hong Kong
Sydney


              FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
 PLEASE CALL (800) 464-3108 FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT
      PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


        SCHRODER CAPITAL FUNDS (DELAWARE)                     SCHRODER SERIES TRUST
--------------------------------------------------  ------------------------------------------
SCHRODER INTERNATIONAL FUND                         SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER EMERGING MARKETS FUND                      SCHRODER MIDCAP VALUE FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND       SCHRODER TOTAL RETURN FIXED INCOME FUND
SCHRODER ULTRA FUND
SCHRODER U.S. LARGE CAP EQUITY FUND
SCHRODER U.S. SMALLER COMPANIES FUND


                                   SCHRODER SERIES TRUST II
----------------------------------------------------------------------------------------------
                                    SCHRODER ALL-ASIA FUND

                               INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

          SUBADVISER TO SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
              Schroder Investment Management International Limited
                               31 Gresham Street
                        London, United Kingdom EC2V 7QA

              ADMINISTRATOR FOR SCHRODER CAPITAL FUNDS (DELAWARE)
                          Schroder Fund Advisors Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

                    ADMINISTRATOR FOR SCHRODER SERIES TRUST
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                   CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                  DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                                66 Brooks Drive
                         Braintree, Massachusetts 02184
                                 (800) 464-3108

                                    COUNSEL
                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                             One Post Office Square
                          Boston, Massachusetts 02109

--------------------------------------------------------------------------------

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST


Each of Schroder Capital Funds (Delaware) and Schroder Series Trust has a statement of additional information (SAI) and annual and semi-annual reports to shareholders which include additional information about the Funds offered by that Trust. The SAIs and the financial statements included in the Trusts' most recent annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Trusts' annual reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling (800) 464-3108.


You may review and copy information about each Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trusts on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to Schroder Capital Funds (Delaware)'s or Schroder Series Trust's file numbers under the Investment Company Act, which are 811-1911 and 811-7840, respectively.


SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
P.O. Box 8507
Boston, MA 02266
(800) 464-3108



WS/SF0301P


File No. 811-1911 -- Schroder Capital Funds (Delaware)

File No. 811-7840 -- Schroder Series Trust

                              SCHRODER SERIES TRUST

                    SCHRODER SMALL CAPITALIZATION VALUE FUND
                           SCHRODER MIDCAP VALUE FUND
                    SCHRODER TOTAL RETURN FIXED INCOME FUND

                                    FORM N-1A
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2001

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares, which are offered through a Prospectus, dated March 1, 2001, as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Trust at 800-464-3108.

Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the Trust's annual or semi-annual reports, please call 800-464-3108.

                              TABLE OF CONTENTS


TRUST HISTORY.............................................................-1-

FUND CLASSIFICATION.......................................................-1-

CAPITALIZATION AND SHARE CLASSES..........................................-1-

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS.................-2-

INVESTMENT RESTRICTIONS..................................................-17-

TRUSTEES AND OFFICERS....................................................-19-

SCHRODER AND ITS AFFILIATES..............................................-21-

MANAGEMENT CONTRACTS.....................................................-22-

ADMINISTRATIVE SERVICES..................................................-23-

DISTRIBUTOR..............................................................-24-

BROKERAGE ALLOCATION AND OTHER PRACTICES.................................-24-

DETERMINATION OF NET ASSET VALUE.........................................-26-

TAXES....................................................................-28-

PRINCIPAL HOLDERS OF SECURITIES..........................................-31-

PERFORMANCE INFORMATION..................................................-34-

CUSTODIAN................................................................-35-

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.............................-36-

INDEPENDENT ACCOUNTANTS..................................................-36-

CODE OF ETHICS...........................................................-36-

LEGAL COUNSEL............................................................-36-

SHAREHOLDER LIABILITY....................................................-36-

FINANCIAL STATEMENTS.....................................................-36-

APPENDIX A - RATINGS OF CORPORATE DEBT INSTRUMENTS........................A-1

                            SCHRODER SERIES TRUST

                     STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

         Schroder Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to March 1997, the name of the Trust was "WSIS Series Trust." Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.

FUND CLASSIFICATION

         The Trust currently offers shares of beneficial interest of three series (the "Funds") with separate investment objectives and policies. Each of Schroder Short-Term Investment Fund and Schroder Large Capitalization Equity Fund, former series of the Trust that terminated in May 2000 and September 2000, respectively, is sometimes referred to as a "Fund" hereunder with respect to its operations prior to termination. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund is also a "diversified" investment company under the Investment Company Act. This means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund currently offers one class of shares, Investor Shares. A Fund may suspend the sale of shares at any time.

         Prior to June 23, 2000, several of the Funds also offered a second class of shares, Advisor Shares. Effective June 23, 2000, the Advisor Shares were recapitalized to Investor Shares, such that no Fund presently has any Advisor Shares outstanding.

         Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

         In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

CERTAIN DERIVATIVE INSTRUMENTS

         Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the Prospectus, each Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts and short sales. These transactions may be used by a Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Funds may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

OPTIONS

         Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

         COVERED CALL OPTIONS. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

         A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

         OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroder may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

         As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal Revenue Code of 1986, may also restrict the Trust's use of options.

FUTURES CONTRACTS

         In order to hedge against the effects of adverse market changes, each Fund that may invest in debt securities may buy and sell futures contracts on U.S. Government securities and other debt securities in which the Fund may invest, and on indices of debt securities. In addition, each Fund that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. Each Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

         A Fund will not enter into a futures contract or futures option contract for investment purposes if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Fund for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets.

         FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

         Successful use by a Fund of futures contracts on debt securities is subject to Schroder's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         A Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

         MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit, with its custodian or with a futures commission merchant, an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

         LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

         OTHER RISKS. Each Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

SHORT SALES

         Each of the Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. A Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

FORWARD COMMITMENTS

         Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

         Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

CERTAIN INVESTMENTS IN FIXED-INCOME SECURITIES

         In addition to Schroder Total Return Fixed Income Fund (which invests primarily in fixed-income securities), each of the remaining Funds may invest a portion of its assets in fixed-income securities if Schroder believes they would help achieve a Fund's objective. The general risks associated with investments in fixed-income securities are described in the Prospectuses. Fixed-income securities in which these remaining Funds may invest will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services or, if unrated, determined by Schroder at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. A description of the various ratings assigned to fixed-income securities by Moody's and Standard & Poor's is included in Appendix A to this SAI. These Funds may also hold a portion of their assets in cash or money market instruments.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES

         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a

Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF FUND PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed 25% of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

FOREIGN SECURITIES

         Each Fund may invest without limit in securities principally traded in foreign markets. It is not currently expected that any of the Funds will invest in securities of foreign issuers to a substantial degree, except that Schroder Total Return Fixed Income Fund may invest up to 20% of its assets in debt securities denominated in currencies other than the U.S. dollar, including up to 10% of its assets in securities of developing countries and of private issuers in those countries. Each Fund may also invest without limit in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

         In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

         Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

EMERGING MARKET SECURITIES

         Schroder Total Return Fixed Income Fund may invest in securities of companies determined by Schroder to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN CURRENCY TRANSACTIONS

         Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

         To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

         A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

WARRANTS TO PURCHASE SECURITIES

         The Funds may purchase warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates were to rise, the warrants would generally expire with no value.

ZERO-COUPON SECURITIES

         Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

TEMPORARY DEFENSIVE STRATEGIES

         As described in the Prospectus, Schroder may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

LIQUIDITY

         A Fund will not invest more than 15% of its net assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on a Fund's investment in illiquid securities. There can, however, be no assurance that a Fund will be able to sell such securities at any time when Schroder deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.

INVESTMENT RESTRICTIONS

         The Funds have adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. A Fund may not:

         1. Borrow money, except to the extent permitted by applicable law.

         2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts, options, and other financial instruments.

         3. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

         4. Purchase or sell real estate or interests in real estate limited partnerships, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

         5. Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

         6. Make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

         7. (FOR ALL FUNDS EXCEPT THE MIDCAP VALUE FUND*) As to 75% of its assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of a Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.


         8. (FOR ALL FUNDS EXCEPT THE MIDCAP VALUE FUND*) As to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

         9. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

         10. Issue any class of securities which is senior to the Fund's shares of beneficial interest. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any borrowing permitted by restriction (1) above; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin; and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments.)


                  * Although these are not fundamental investment restrictions for Schroder MidCap Value Fund, the Fund may not change its classification as a diversified investment company under the Investment Company Act without obtaining shareholder approval. Accordingly, the Fund intends to follow restrictions identical to those described in 7. and 8. above.

         In addition, it is contrary to the Trust's present policy, which may be changed without shareholder approval, for any of the Funds to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

                             -------------------

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment restrictions 1 through 10 listed above, the investment policies and the investment objectives of the Funds described in the Prospectus and this SAI are not fundamental and may be changed by the Trustees without shareholder approval.

TRUSTEES AND OFFICERS

         The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address of each of the officers and Trustees is 787 Seventh Avenue, 34th Floor, New York, New York 10019.


         David N. Dinkins, Trustee. 73. Trustee, Schroder Capital Funds (Delaware). Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.


         Peter E. Guernsey, Trustee. 79. Trustee, Schroder Capital Funds (Delaware) and Schroder Series Trust II. Formerly, Senior Vice President, Marsh & McLennan, Inc.


         (*) Sharon L. Haugh, Trustee and Chairman of the Trust. 54. Trustee and Chairman, Schroder Capital Funds (Delaware) and Schroder Series Trust II. Director and Chairman, Schroder. Director and Chairman, Schroder Fund Advisors Inc.


          John I. Howell, Trustee. 84. Trustee, Schroder Capital Funds (Delaware) and Schroder Series Trust II. Director, American International Life Assurance Company of New York. Private consultant since 1987.


         Peter S. Knight, Trustee. 50. Trustee, Schroder Capital Funds (Delaware). Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore '96.


         (*) Catherine A. Mazza, Trustee, Vice Chairman, and Vice President of the Trust. 41. Director and Senior Vice President, Schroder. Executive Vice President and Director, Schroder Fund

Advisors Inc. Trustee, Vice Chairman, and Vice President, Schroder Capital Funds (Delaware) and Schroder Series Trust II. Formerly, Vice President, Alliance Capital Management L.P.


         William L. Means, Trustee. 64. Trustee, Schroder Capital Funds (Delaware) and Schroder Series Trust II. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.


         Clarence F. Michalis, Trustee. 79. Trustee, Schroder Capital Funds (Delaware). Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.


         Hermann C. Schwab, Trustee. 81. Trustee, Schroder Capital Funds (Delaware). Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.





         Jane P. Lucas, Vice President of the Trust. 39. Senior Vice President, Schroder.

         Robert C. Michele, Vice President of the Trust. 41. Director and Managing Director, Schroder. Formerly, Managing Director and Portfolio Manager, Black Rock Financial Management and Director, CS First Boston Investment Management.


         Alan Mandel, Clerk, Treasurer, and Chief Financial Officer of the Trust. 43. Secretary, Treasurer, and Chief Financial Officer of Schroder Capital Funds (Delaware) and Schroder Series Trust II. First Vice President, Schroder. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management, and prior thereto, Chief Financial Officer and Vice President of Hyperion Capital Management.


         Carin Muhlbaum, Assistant Clerk of the Trust. 38. Assistant Secretary, Schroder Capital Funds (Delaware) and Schroder Series Trust II. Vice President, Schroder. Vice President and Deputy General Counsel, Schroder Fund Advisors Inc. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon, Altman, Butowsky, Weitzen, Shalov & Wein.


         Barbara Gottlieb, Assistant Clerk of the Trust. 47. Assistant Secretary, Schroder Capital Funds (Delaware). Vice President, Schroder.


         Nicholas Rossi, Assistant Clerk of the Trust. 37. Assistant Secretary, Schroder Capital Funds (Delaware) and Schroder Series Trust II. Assistant Vice President, Schroder. Assistant Vice President, Schroder Fund Advisors Inc. Formerly, Mutual Fund Specialist, Willkie Farr & Gallagher and Fund Administrator, Furman Selz LLC.


--------------
         (*) Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

         Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

         Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. ("Disinterested Trustees") receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc. with the exception of Schroder Series Trust II, and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

         The table below sets forth information regarding compensation paid for the fiscal year ended October 31, 2000 to the Disinterested Trustees by the Trust and other funds in the Schroder "Fund Complex" (as defined below).



                               COMPENSATION TABLE


       (1)                        (2)                   (3)

                               AGGREGATE           TOTAL COMPENSATION
     NAME OF                  COMPENSATION            FROM TRUST AND
     TRUSTEE                   FROM TRUST           FUND COMPLEX PAID
                                                       TO TRUSTEES*
------------------------------------------------------------------------
David N. Dinkins                  $3,154                $14,000
------------------------------------------------------------------------
Peter E. Guernsey                 $3,775                $26,500
------------------------------------------------------------------------
John I. Howell                    $2,738                $22,500
------------------------------------------------------------------------
Peter S. Knight                   $3,775                $17,000
------------------------------------------------------------------------
William L. Means                  $3,775                $26,500
------------------------------------------------------------------------
Clarence F. Michalis              $3,775*               $17,000
------------------------------------------------------------------------
Hermann C. Schwab                 $3,775                $17,000
------------------------------------------------------------------------


* The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds ("SCF"), Schroder Capital Funds (Delaware) ("SCFD"), and Schroder Series Trust II ("SST II"). The Trust, SCF, SCFD, and SST II are considered part of the same "Fund Complex" for these purposes. SCF ceased operations and was substantially liquidated on June 30, 2000.



         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODER AND ITS AFFILIATES

         Schroder (together with its predecessors) has served as the investment adviser for each of the Funds since its inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927.
Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in asset management businesses, and as of June 30, 2000, had under management assets of approximately $217 billion. Schroder's address is 787 Seventh Avenue, 34th Floor, New York, New York 10019.



         Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder.

MANAGEMENT CONTRACTS

         Under Amended and Restated Management Contracts between the Trust and Schroder (the "Management Contracts"), Schroder, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund.

         Under the Management Contracts, Schroder is required to regularly provide the Funds with investment research, advice, and supervision, and continuously furnishes investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Agreement and Declaration of Trust and By-laws, and of the Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

         Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

         Under the Management Contracts, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims, and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         Schroder's compensation under the Management Contracts may be reduced in any year if a Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale.

         The Management Contracts provide that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         The Management Contracts may be terminated without penalty by vote of the Trustees as to any Fund by the shareholders of that Fund, or by Schroder on 60 days' written notice. Each Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, each Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and each Management Contract provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

         RECENT INVESTMENT ADVISORY FEES. For its fiscal years ended October 31, 2000, 1999, and 1998, respectively, pursuant to the relevant Management Contract, each Fund paid fees to Schroder as follows (reflecting reductions in such fees pursuant to expense limitations and/or waivers in effect during such periods): Schroder Large Capitalization Equity Fund - $227,753, $320,688 and $336,444; Schroder Small Capitalization Value Fund - $534,345, $602,520 and $849,196; Schroder Total Return Fixed Income Fund (formerly Schroder Investment Grade Income Fund) - $0, $0 and $56,085; Schroder Short-Term Investment Fund - $17,073, $66,578 and $88,011; and Schroder MidCap Value Fund $0, $0, and $0.


         Schroder waived its fees in the following amounts during the fiscal years ended October 31, 2000, 1999, and 1998, respectively, pursuant to expense limitations and/or waivers in effect during such periods: Schroder Large Capitalization Equity Fund - $135,635, $197,751 and $92,467; Schroder Small Capitalization Value Fund - $15,869, $25,571 and $13,941; Schroder Total Return Fixed Income Fund - $168,529, $135,703 and $98,978; Schroder Short-Term Investment Fund - $36,882, $45,235 and $26,333; and Schroder MidCap Value Fund $133,501, $125,949 and $104,762. Schroder paid an additional $48,062 in fiscal 2000, $21,954 in fiscal 1999, and $25,506 in fiscal 1998 in other Fund expenses with respect to Schroder MidCap Value Fund in order to effect the expense limitation for that Fund.

ADMINISTRATIVE SERVICES

         On behalf of each Fund, the Trust has entered into an administration agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street provides administrative services necessary for the operation of the Funds, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the Securities and Exchange Commission and state securities commissions), preparation and filing of tax returns, preparation of the Trust's periodic financial reports, and certain other fund accounting services.

         Under the administration agreement, the Trust and other funds managed by Schroder pay complex-wide fees according to the following annual rates based on the combined average daily net assets of such funds: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion of such assets, and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum requirements. Prior to June 1, 1999, the Trust paid compensation to State Street under the agreement at the following annual rates based on the average daily net assets of each Fund taken separately: 0.08% of the first $125 million of such assets, 0.06% of the next $125 million of such assets, and 0.04% of such assets in excess of $250 million, subject to certain minimum requirements.

         For the fiscal years ended October 31, 2000, 1999 and 1998, respectively, each Fund paid the following fees to State Street under the administration agreement: Schroder Large Capitalization Equity Fund - $48,758, $81,894 and $76,431; Schroder Small Capitalization Value Fund - $60,523, $78,559, $115,327 and $105,979; Schroder Total Return Fixed Income Fund - $30,535, $34,405 and $39,562; Schroder Short-Term Investment Fund - $13,521, $36,320 and $41,377; and Schroder MidCap Value Fund $10,694, $16,530 and $17,015.

DISTRIBUTOR

         Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 787 Seventh Avenue, New York, New York 10019, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.



         SHAREHOLDER SERVICING PLAN FOR ADVISOR SHARES. Each Fund had previously adopted a Shareholder Servicing Plan (the "Service Plan") for the Advisor Shares of the Fund. Effective June 23, 2000, the Advisor Shares of each Fund were recapitalized to Investor Shares, such that no Fund presently has any Advisor shares outstanding.




         In the fiscal years ended October 31, 2000, 1999 and 1998, respectively, the Funds paid the following amounts to the Distributor under the Service Plan, all of which was, in turn, paid by the Distributor to service organizations: Schroder Large Capitalization Equity Fund - $49, $82, and $0; Schroder Small Capitalization Value Fund - $163, $298, and $56; Schroder Total Return Fixed Income Fund - $0, $0, and $0; and Schroder MidCap Value Fund - $5, $35, and $0.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         Schroder may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Schroder and its affiliates in advising the Trust and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by Schroder. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Schroder in the interest of achieving the most favorable net results for the Trust.

         BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The investment advisory fee paid by a Fund is not reduced because Schroder and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and by the Management Contracts, Schroder may cause a Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

         To the extent permitted by law, the Funds may engage in brokerage transactions with brokers that are affiliates of Schroder. Consistent with regulations under the Investment Company Act, the Funds have adopted procedures which are reasonably designed to provide that any commissions or other remuneration the Funds pay to any affiliated broker do not exceed the usual and customary broker's commission. The procedures require periodic review of these transactions by the Trustees. In addition, the Funds will adhere to the rule, under the Securities Exchange Act, governing floor trading. This rule permits the Funds to effect, but not execute, exchange listed securities transactions with an affiliated broker who pays a portion of the brokerage commissions it receives from a Fund to the brokers executing the transactions.


         The following table shows the aggregate brokerage commissions paid by each Fund during the three most recent fiscal years.


                                                         BROKERAGE               BROKERAGE               BROKERAGE
                                                      COMMISSIONS PAID        COMMISSIONS PAID        COMMISSIONS PAID
                                                       DURING FISCAL           DURING FISCAL           DURING FISCAL
                                                         YEAR ENDED              YEAR ENDED              YEAR ENDED
  FUND                                                    10/31/00                10/31/99                10/31/98
  Schroder Large Capitalization Equity Fund               $113,663                $115,789                $94,703
-------------------------------------------------------------------------------------------------------------------------
  Schroder Small Capitalization Value Fund                $295,473                $296,970                $316,011
-------------------------------------------------------------------------------------------------------------------------
  Schroder MidCap Value Fund                              $55,828                 $68,666                 $71,042
-------------------------------------------------------------------------------------------------------------------------
  Schroder Total Return Fixed Income Fund                 $0                      $0                      $0
-------------------------------------------------------------------------------------------------------------------------




         The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2000 identified as having been executed on the basis of research and other services provided by the broker or dealer.

                              Total Dollar Value of      Commissions Paid with
  Fund                        Such Transactions          Respect to Such Transactions
  ----                        -----------------          ----------------------------
  Schroder Large              $18,097,318                $15,396  (which amount represents approximately
  Capitalization Equity                                           13.55% of the total brokerage commissions
  Fund                                                            paid by the Fund)

  Schroder Small              $4,290,536                 $7,908   (which amount represents approximately 2.68%
  Capitalization Value                                            of the total brokerage commissions paid by the
  Fund                                                            Fund)

  Schroder MidCap             $3,628,952                 $6,994   (which amount represents approximately
  Value Fund                                                      12.53% of the total brokerage commissions
                                                                  paid by the Fund)


         Funds that are not listed in the above table did not pay any commissions related to brokerage or research services for the stated periods.

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

         The Trustees have established procedures for the valuation of a Fund's securities, which are summarized as follows:

         Equities listed or traded on a domestic or foreign stock exchange (including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless Schroder believes another valuation is more appropriate. Options on indices or exchange-traded fund ("ETF") shares are valued at the mid-market price reported as of the close of the Chicago Board of Options Exchange. Other options and futures contracts traded on a securities exchange or board of trade are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market price. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.



         All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

         Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

         If any securities held by a Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

        Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

        The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.


TAXES

        Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

        As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

        In order to qualify as a RIC a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.


        If a Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.


        In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, a Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. Each Fund intends to make such distributions.

        If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

        A Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by a Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Funds for the preceding year. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

        Upon the disposition of shares of a Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% (but see below for rules on the new 5-year gains). In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.


        With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, by a Fund in "passive foreign investment companies" could subject such Fund to U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to the market annually or to treat the passive foreign investment company as a "qualified electing fund."

        If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders would include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else deduct such foreign taxes as an itemized deduction from gross income, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement).

        If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.


        A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

        A Fund may be required to withhold 31% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding.

        In order to permit Schroder Total Return Fixed Income Fund to maintain a more stable monthly dividend, that Fund may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by the Fund would be available to stabilize future dividends. As a result, the dividends paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during the period. None of the Funds intends to distribute in respect of any taxable year more than the Fund's net income for federal income tax purposes for that year, nor does any of the Funds intend to stabilize its dividends in any year in such a manner as to cause the Fund to pay federal tax.


        For taxable years beginning after December 31, 2000, the maximum capital gains tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be

8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.


        The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in a Fund, based on the law as of the date of this SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

PRINCIPAL HOLDERS OF SECURITIES

        To the knowledge of the Trust, as of February 6, 2001, the Trustees of the Trust and the officers of the Trust, as a group owned less than 1% of the outstanding shares of each Fund.

         To the knowledge of the Trust, as of February 20, 2001, no other person owned of record or beneficially more than 5% of the outstanding Investor or Advisor Shares of any Fund, except as set forth below.


                                                                                Percentage of
                                                                                Outstanding Shares
Record or Beneficial Owner                     Fund                             Owned
--------------------------                     ----                             -----
Jupiter & Co                                   Schroder Midcap Value Fund       51.55%
c/o Investors Bank & Trust
P.O. Box 9130
FPG 90
Boston, MA  02117-9130

State Street Bank & Trust Co                   Schroder Midcap Value Fund       15.51%
Trustee of the
Lewco Securities Pension Plan
T26501 ATTN;  Paul Chwaliszewski
P.O. Box 351
Boston, MA  02101-0351

Salomon Smith Barney                           Schroder Midcap Value Fund        8.61%
333 W. 34TH St. 7th
New York, NY  l000l-2483

Schroder Investment MGMNT NA IN                Schroder Midcap                   7.93%
Attn Walter Zepf                               Value Fund
787 7th Ave., 34th Fl.
New York, NY  10019-6018

Charles Schwab & Co. Inc.                      Schroder Midcap                   7.25%
Special Custody Account                        Value Fund
For the Benefit of Customers
Attn:  Mutual Funds
l0l Montgomery Street
San Francisco, CA  94104-4122

FP VII Kinship Corporation                     Schroder Small                    8.74%
Eric Schreiner VP                              Capitalization Value
400 Skokie Blvd Ste 300
Northbrook, IL  60062-7903

The Bank of New York TTEE                      Schroder Small                    8.03%
FBO Tri Valley Growers                         Capitalization Value
Attn:  Michael A. Polis
Master Trust Dept.
One Wall St. 12th Fl
New York, NY  l0005-2500

Jupiter & Co.                                  Schroder Small                    7.98%
C/O Investors Bank & Trust                     Capitalization Value
P.O. Box 9130
FPG 90
Boston, MA  02117-9130

The Henry L. Hillman Foundation In             Schroder Small                    7.67%
Ronald W. Wertz Secretary                      Capitalization Value
2000 Grant Building
Pittsburgh, PA  15219-2300

Northern Trust Co TTEE                         Schroder Small                    6.10%
FBO STP                                        Capitalization Value
Acct# 22-48216
PO Box 92956
Chicago, IL  60675-2956

Bank of New York For Various PLA               Schroder Small                    5.43%
Lewco Securities Corp DTD 10/1/98              Capitalization Value
The Centre at Purchase
3 Manhattanville Road
Purchase, NY  10577-2116

Schroder US Holdings Inc                       Schroder Total Return            49.40%
Attn Margaret Douglas-Hamilton                 Fixed Income
787 7th Ave 34th Flr
New York, NY  10019-6018

Jupiter & Co                                   Schroder Total Return            37.61%
C/O Investors Bank & Trust                     Fixed Income
P.O. Box 9130
FPG 90
Boston, MA  02117-9130

State Street Bank & Trust Co.                  Schroder Total Return             9.01%
Trustee of the Lewco                           Fixed Income
Securities Pension Plan
T26501 Attn: Paul Chwaliszewski
P.O. Box 351
Boston, MA  02101-0351


PERFORMANCE INFORMATION

         Certain Funds may advertise the yield of each class of its shares. Yield is presented for a specified 30-day period (the "base period"). Yield for a class of shares of a Fund is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Fund and attributable to the class during the base period less the Fund's expenses attributable to the class and accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the class of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the class of the Fund on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield of Investor Shares of Schroder Total Return Fixed Income Fund (formerly, Schroder Investment Grade Income Fund) for the thirty-day period ended October 31, 2000 was 7.11%.

         Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

         ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a particular class of a Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to that class of shares. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's shares to those of various classes of other mutual funds and other investment vehicles.
Performance for each Fund's shares may be compared to various indices.

         The table below sets forth the average annual total return of Investor Shares of the Funds for the one-year and five-year (if applicable) periods ended October 31, 2000, and for the period from the commencement of a Fund's operations until October 31, 2000.


        AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2000


-----------------------------------------------------------------------------------------------------------------------
                                                                          SINCE INCEPTION
                                                                              OF FUND        INCEPTION
        FUND                   CLASS             1 YEAR       5 YEARS      (ANNUALIZED)     DATE OF FUND    YIELD (2)
-----------------------------------------------------------------------------------------------------------------------
Schroder Total            Investor Shares         5.75%        4.98%           5.18%           2/22/94        7.11%
Return Fixed (1)
Income Fund
-----------------------------------------------------------------------------------------------------------------------
Schroder Small            Investor Shares        28.98%       15.78%          12.78%           2/16/94         N/A
Capitalization
Value Fund
-----------------------------------------------------------------------------------------------------------------------
Schroder MidCap           Investor Shares        24.11%         N/A            9.79%            8/1/97         N/A
Value Fund
-----------------------------------------------------------------------------------------------------------------------


(1) Formerly, Schroder Investment Grade Income Fund. Effective August 11, 2000, that Fund changed its investment objective and policies as described in the Fund's Prospectus. The performance results shown above for the Fund would not necessarily have been achieved under the Fund's current investment objective and policies.




(2)    For the 30-day period ended October 31, 2000.


         From time to time, Schroder and its affiliates may reduce their compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectus. Any such waiver or assumption would increase a Fund's yield and total return for each class of shares during the period of the waiver or assumption.

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian of the assets of each Fund. The custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, is the Trust's registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services and tax return preparation services. Their address is One Post Office Square, Boston, Massachusetts 02109.


CODE OF ETHICS


         The Trust, Schroder Investment Management North America Inc., and Schroder Fund Advisors Inc. have adopted a Code of Ethics pursuant to the requirements of the Investment Company Act. Subject to certain restrictions, the Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

LEGAL COUNSEL

         Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

         The Schedule of Investments, Statement of Assets and Liabilities, Statement of Operation, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements in respect of each Fund are included in the Trust's Annual Report for the fiscal year ended October 31, 2000 on

Form N-30D under the Investment Company Act, filed electronically with the Securities and Exchange Commission on January 5, 2001 (File 811-7840; Accession No.0000912057-01-000430). That information was, except as noted below, audited by PricewaterhouseCoopers LLP, the current independent accountants to the Trust, and, along with their Report of Independent Accountants included in the Annual Report, is incorporated by reference into this Statement of Additional Information. The Statement of Changes in Net Assets for the fiscal year ended October 31, 1999, and the Financial Highlights for each of the periods ended on or before October 31, 1999 included in the Annual Report, were audited by Arthur Andersen LLP, the former independent accountants to the Trust. Arthur Andersen LLP's Report, dated December 14, 1999, relating thereto (filed with the Securities and Exchange Commission on December 30, 1999; File No. 811-7840; Accession No. 0000912057-99-011019) is incorporated by reference into this Statement of Additional Information. PricewaterhouseCoopers LLP's and Arthur Andersen LLP's consents to the use of such information in the Registration Statement are filed as exhibits to the Registration Statement.

                                  APPENDIX A

                    RATINGS OF CORPORATE DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

        Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

        Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                  PART C
                             OTHER INFORMATION


ITEM 23.   EXHIBITS

(a)  Agreement and Declaration of Trust (see Note 1).

(b)  Bylaws of the Registrant (see Note 1).

(c)(i) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights (See Note 1).

   (ii) Portions of Bylaws Relating to Shareholders' Rights (see Note 1).

(d)(i) Amended and Restated Management Contract dated August 9, 1994 and amended and restated as of September 15, 1999 (see Note 3).

   (ii) Amended and Restated Management Contract for Schroder MidCap Value Fund dated August 1, 1997 and amended and restated as of September 15, 1999 (See Note 3).

(e)  Distribution Agreement dated September 15, 1999 (see Note 3).

(f)  Not applicable.

(g)  Custodian Agreement (see Note 1).

(h)(i)   Transfer Agent and Service Agreement (see Note 1).
   (ii)  Administration Agreement (see Note 1).
   (iii) Form of Shareholder Service Agreement for Advisor Shares (see Note 2).
   (iv)  Form of Shareholder Servicing Plan for Advisor Shares (see Note 2).

(i)  Opinion of Ropes & Gray (see Note 3).


(j)(i)   Consent of PriceWaterhouseCoopers LLP is filed herewith.


   (ii)  Consent of Arthur Andersen LLP is filed herewith.

(k)  Not applicable.

(l)  Initial Capital Agreement (see Note 1).

(m)  Form of Distribution Plan and Agreement for Advisor Shares (see Note 2).

(n)  Multiclass (Rule 18f-3) Plan (see Note 2).

(o) (i) Power of Attorney for David A. Dinkins, Sharon L. Haugh, John I. Howell, Peter S. Knight, Alan M. Mandel, Catherine A. Mazza, William L. Means, Clarence F. Michalis, and Hermann C. Schwab is filed herewith.


     (ii) Power of Attorney for Peter E. Guernsey (see Note 3).


(p) Code of Ethics for Schroder Series Trust, Schroder Investment Management North America Inc., and Schroder Fund Advisors Inc., is filed herewith.

Notes:

1. Exhibit incorporated by reference as filed on Post-Effective Amendment No. 11 via EDGAR on February 25, 1999, accession number 0000950135-97-000990.

2. Exhibit incorporated by reference as filed on Post-Effective Amendment No. 5 via EDGAR on April 14, 1997, accession number 0000950135-97-012780.

3. Exhibit incorporated by reference as filed on Post-Effective Amendment No. 12 via EDGAR on February 29, 2000, accession number 0000912057-009075.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS

None.

ITEM 25. INDEMNIFICATION

Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or it's Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees' then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery, from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust of its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's Office.

SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                    ------------------------------------

Reference is made to the Distribution Agreement, filed herewith, which contains provisions for the indemnification by Schroder Fund Advisors Inc. of the Registrant and Trustees and officers of the Registrant under certain circumstances. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees and officers of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee or officer of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The directors and officers of the Registrant's investment adviser, Schroder Investment Management North America Inc. ("SIM N.A."), have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of the investment adviser or certain of its corporate affiliates, except the following, whose principal occupations during that period, other than as directors or officers of the investment adviser or certain of its corporate affiliates, are as follows: Deborah A. Chaplin, Executive Vice President and Director of SIMNA, who was formerly Portfolio Manager at Schroder Kemper Investments; Lisa M. Coleman, Portfolio Manager of SIMNA, who was formerly Portfolio Manager at Allmerica-Asset Management; Michele Eschert, Vice President of SIMNA, who was formerly Portfolio Manager at Chase Manhattan
Bank; Stefan Bottcher, Director of SIM N.A., who was Director, Robert Fleming; Robert R. Coby, Director of SIM N.A., who was President and Chief
Operating Officer at Lynch & Mayer; Nancy A. Curtin, Managing Director and Senior Vice President of SIM N.A., who was Director,

Barings Asset Management; Barbara Brooke Manning, First Vice President and Chief Compliance Officer of SIM N.A., who was Senior Manager, Ernst & Young LLP; and Robert C. Michele, Director and Managing Director of SIM N.A., who was Managing Director, BlackRock Financial Management. The address of SIM N.A. and Schroder Fund Advisors is 787 Seventh Avenue, 34th Floor, New York, NY 10019.


Schroder Ltd. and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom. Each of Schroder Investment Management Limited, Schroder Investment Management (UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund Management Limited and Schroder Personal Investment Management, are located at 33 Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management (Singapore) Limited is located at #47-01 OCBC Centre, Singapore. Schroder Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong Kong. Schroder Investment (Australasia) Limited is located at 225 George Place, Sydney Australia. PT Schroder Investment Management Indonesia is located at Lippo Plaza Bldg., 25 Jakarta, 12820. Schroders (C.I.) Limited is located at St. Peter Port, Guernsey, Channel Islands, GY1 3UF. Schroder Properties Limited is located at Senator House, 85 Queen Victoria Street, London EC4V 4EJ United Kingdom. Schroder Fund Advisors Inc. and SIM N.A. are located at 787 Seventh Avenue, 34th Floor, New York, NY 10019.


ITEM 27. PRINCIPAL UNDERWRITERS

 (a) Schroder Fund Advisors Inc. currently acts as the principal underwriter for each Fund of Registrant and each series of Schroder Capital Funds (Delaware) and Schroder Series Trust II.

 (b) The directors and officers of the Registrant's principal underwriter are as follows:


-------------------------------------------------------------------------------
NAME                 POSITION WITH UNDERWRITER              POSITION WITH
REGISTRANT
-------------------------------------------------------------------------------
-----------
Sharon L. Haugh      Chairman and Director                  Trustee
-------------------------------------------------------------------------------
-----------
Catherine A. Mazza   Executive Vice President and Director  Vice President
-------------------------------------------------------------------------------
-----------
Walter Zepf          Treasurer                              None
-------------------------------------------------------------------------------
-----------
Alan M. Mandel       Senior Vice President and Director     Treasurer and Clerk
-------------------------------------------------------------------------------
-----------
Frances Selby        Senior Vice President and Director     None

---------------------------------------------------------
Mark J. Smith   Senior vice President and Director   None
---------------------------------------------------------

The principal business address of each person listed above is 787 Seventh Avenue, New York, New York 10019, except for Mark J. Smith, whose business address is 31 Gresham St., London EC2V 7QA, United Kingdom.

(c)  Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Alan
M. Mandel; Registrant's investment adviser, Schroder Investment Management North America Inc.; Registrant's custodian, Stated Street Bank & Trust Company; and Registrant's transfer agent and registrar, Boston Financial
Data Services, Inc. The address of the clerk and investment adviser is 787 Seventh Avenue, 34th Floor, New York, New York 10019. The address of the custodian is 225 Franklin Street, Boston, Massachusetts 02110. The address of the transfer agent and registrar is Two Heritage Drive, Quincy, Massachusetts 02171.

ITEM 29. MANAGEMENT SERVICES

None.

ITEM 30. UNDERTAKINGS

(a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist, in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

NOTICE

A copy of the Agreement and Declaration of Trust of Schroder Series Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

Pursuant to he requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York, on this 28th day of February, 2001.

SCHRODER SERIES TRUST

By:  /s/ Alexandra Poe

Name:  Alexandra Poe
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2001.

Principal Executive Officer

By:  /s/ Alexandra Poe
Name:  Alexandra Poe
Title: President

Principal Financial and Accounting Officer

By:  /s/ Alan M. Mandel
Name:  Alan M. Mandel
Title: Treasurer



*David N. Dinkins, Trustee
*Peter E. Guernsey, Trustee
*Sharon L. Haugh, Trustee
*John I. Howell, Trustee
*Peter S. Knight, Trustee
*William L. Means, Trustee
*Clarence F. Michalis, Trustee
*Hermann C. Schwab, Trustee

By:  /s/ Alexandra Poe
Alexandra Poe Attorney-in-Fact*


*Pursuant to powers of attorney filed as Other Exhibits to this registration statement.

                                 EXHIBIT INDEX

(j)(i) Consent of Pricewaterhouse Coopers LLP


  (ii) Consent of Arthur Andersen LLP


(o)(i) Power of Attorney for David N. Dinkins, Catherine A. Mazza, Sharon L. Haugh, John I. Howell, Peter S. Knight, Alan M. Mandel, William L. Means, Clarence F. Michalis and Hermann C. Schwab.


(p)  Code of Ethics